================================================================================
                                              1933 ACT REGISTRATION NO. 33-14737
                                              1940 ACT REGISTRATION NO. 811-5155

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933



                         POST-EFFECTIVE AMENDMENT NO. 17

                                      -AND-
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 18


                               VAN ECK FUNDS, INC
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  212-687-5200
               (REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE)

              THOMAS ELWOOD, ESQ. - VAN ECK ASSOCIATES CORPORATION
                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)



                COPY TO: PETER FARIEL, ESQ., GOODWIN PROCTER LLP
                   EXCHANGE PLACE, BOSTON, MASSACHUSETTS 02109


--------------------------------------------------------------------------------

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):


 [ ]   IMMEDIATELY UPON FILING PURSUANT   [ ]  ON (May 1, 2002) PURSUANT TO
       TO PARAGRAPH (B)                         PARAGRAPH (B)


 [ ]   60 DAYS AFTER FILING PURSUANT TO   [ ]  ON MAY 1, 2002 PURSUANT TO
        PARAGRAPH (A)(1)                        PARAGRAPH (A)(1)

 [ ]   75 DAYS AFTER FILING PURSUANT TO   [ ]  ON (DATE) PURSUANT TO
        PARAGRAPH (A)(2)                        PARAGRAPH (A)(2) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
    PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT

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Title of Securities Being Registered: Common Stock, $.01 par value, of Van
Eck Mid Cap Value Fund, Total Return Fund


================================================================================

                               VAN ECK FUNDS, INC.
                              CROSS-REFERENCE PAGE
                   PURSUANT TO RULE 501 (B) OF REGULATION S-K
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED


                                    FORM N-1A
PART A
ITEM NO.                                LOCATION IN PROSPECTUS
--------                                ----------------------

1.  Cover Page                          Cover Page

2.  Synopsis                            Transaction Data

3.  Condensed Financial Information     Financial Highlights

4.  General Description of Registrant   Other Investments, Investment Policies,
                                        Investment Techniques and Risks.

5.  Management of the Fund              Management of the Fund;

6.  Capital Stock and Other Securities  Dividends and Capital Gains; Taxes;

7.  Purchase of Securities Being        How to buy, sell, exchange or Transfer
    Offered                             shares

8.  Redemption or Repurchase            How to buy, sell, exchange or Transer
                                        shares

9.  Pending Legal Proceedings           N/A

PART B                                  LOCATION IN STATEMENT
ITEM NO.                                ADDITIONAL INFORMATION
--------                                ----------------------

10. Cover Page                          Cover Page

11. Table of Contents                   Table of Contents

12. General Information and History     N/A

13. Investment Objectives and Policies  Investment Objectives and Policies of
                                        the Funds; Investment Restrictions;
                                        Portfolio Transactions and Brokerage

14. Management of the Fund              Directors and Officers

15. Control Persons and Principal       Directors and Officers
    Holders of Securities

16. Investment Advisory and Other       Investment Advisory Services; The
    Services                            Distributor; Directors and Officers;
                                        Additional Information

17. Brokerage Allocation and Other      Portfolio Transactions and Brokerage
    Practices

18. Capital Stock and Other Securities  General Information

19. Purchase, Redemption and Pricing    Valuation of Shares; Exchange
    of Securities Being Offered         Privilege; Tax-Sheltered Retirement
                                        Plans; Investment Programs;
                                        Redemptions in Kind

20. Tax Status                          Taxes

21. Underwriters                        The Distributor

22. Calculation of Performance Data     Performance

23. Financial Statements                Financial Statements

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

YOUR INVESTMENT DEALER IS:


FOR MORE DETAILED INFORMATION,
SEE THE STATEMENT OF
ADDITIONAL INFORMATION (SAI),
which is incorporated by                 VAN ECK FUNDS, INC.,
reference into this                      --------------------
prospectus.



FOR FREE COPIES OF SAIS,
ANNUAL OR SEMI-ANNUAL REPORTS
OR OTHER INQUIRIES...
                                                 PROSPECTUS
o Call Van Eck at                                [May 1, 2002]
  1-800-826-1115, or visit the
  Van Eck website at
  www.vaneck.com.

o Go to the Public Reference
  Room of the Securities and
  Exchange Commission.

o Call the SEC or write to them          MID CAP VALUE FUND
  at the Public Reference Room,          TOTAL RETURN FUND
  Washington, D.C. 20549-0102, and
  ask them to send you a copy.
  There is a duplicating fee for
  this service. Information on the
  operation of the Public Reference
  Room may be obtained by calling
  the Commission at (202) 942-8090.
                                         These securities have not been
o Download documents from the            approved or disapproved either by the
  SEC's website at www.sec.gov           Securities and Exchange Commission
  or by electronic request at            (SEC) or by any State Securities
  the following E-mail                   Commission. Neither the SEC nor any
  address: publicinfo@sec.gov.           State Commission has endorsed the
  There is a duplicating fee             accuracy or adequacy of prospectus.
  for obtaining documents by
  electronic request.

o The Fund's annual report               Any representation to the contrary is
  includes a discussion of               a criminal offense.
  market conditions and
  investment strategies that
  significantly affected the
  Funds' performance last
  year.

[Graphic]

Transfer Agent: DST Systems, Inc.
P.O. Box 218407
Kansas City, Missouri 64121-8407
1-800-544-4653


SEC registration number: 811-5155
 ......................................

           TABLE OF CONTENTS


       I. A PROFILE OF THE MID CAP VALUE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; AND EXPENSES.

       II. ADDITIONAL INVESTMENT STRATEGIES OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.


       III. SHAREHOLDER INFORMATION HOW TO BUY, SELL, EXCHANGE, OR TRANSFER SHARES; AUTOMATIC SERVICES; MINIMUM PURCHASE AND ACCOUNT SIZE; YOUR PRICE PER SHARE; SALES CHARGES; HOUSEHOLDING; RETIREMENT PLANS; TAXES; AND MANAGEMENT OF THE FUND.

       IV. FINANCIAL HIGHLIGHTS TABLES THAT SHOW PER SHARE EARNINGS, EXPENSES, AND PERFORMANCE OF THE FUND.

I. THE FUNDS
--------------------------------------------------------------------------------

              There is pending a shareholder proposal to merge the Fund and the Van Eck Total Return Fund into a new fund, Van Eck Funds II, Inc., Mid-Cap Value Fund. The reorganized fund will have similar investment objectives, strategies and restrictions to the Mid-Cap Value Fund but will have a higher fee structure and will not consider income as a factor in its investment objectives.


              INCLUDES A PROFILE OF THE FUND, ITS INVESTMENT STYLE AND PRINCIPAL RISKS; AND EXPENSES.

1. VAN ECK MID CAP VALUE FUND PROFILE

              OBJECTIVE

              The Mid Cap Value Fund seeks long-term growth by investing in a wide range of equity securities (stocks) that will appreciate in value and generate a reasonable level of current income. This objective may be changed without shareholder approval.

              PRINCIPAL STRATEGIES

              Under normal market conditions, the Mid Cap Value Fund (the "Fund") invests at least 80% of its total assets in common stocks and other equity securities, including preferred stocks and securities convertible into common stock of mid-cap companies. The Fund will provide 60 days prior notice before changing name or its 80% mid-cap investment strategy. Mid-cap companies are companies with a market capitalization of $1.0 billion to $10 billion. The Adviser uses a value strategy, i.e., the Adviser seeks securities that are currently undervalued in relation to their intrinsic value, by attempting to identify securities that appear to be trading below their true worth and which the Adviser believes will appreciate. The Adviser intends to invest at least 50% of Fund assets in securities that have paid interest or dividends in the past 12 months.

              The Fund invests primarily in securities of companies located in the United States. The Fund may sometimes invest up to 20% of its assets in foreign equity including exchange-traded and over-the counter foreign issues, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). These securities may be traded either in the U.S. or in foreign markets.

              PRINCIPAL RISKS

              The prices of the securities in the Fund are subject to the risk associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.

              Foreign investments involve a risk of exchange rate fluctuations, currency controls and other risks not otherwise present in domestic investing.

              Because the Fund invests in mid-cap companies, it is subject to certain risks associated with mid-cap companies. Mid-cap companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, mid-cap companies often have greater price volatility, lower trading volume and less liquidity than larger more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

       The principal risk of investing in value stocks is that they may never reach what the Fund believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).



8      VAN ECK FUNDS INC. PROSPECTUS

                                                     I. THE FUND / MID-CAP VALUE
--------------------------------------------------------------------------------


VAN ECK MID-CAP VALUE FUND PERFORMANCE
--------------------------------------------------------------------------------



Van Eck Associates Corporation has served as investment adviser to the Funds and John A. Levin & Co. has served as the Funds' sub-adviser. Performance results of the Funds for the past 10 years prior to January 1, 2002, are not shown because the Funds was advised by a different investment adviser.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


VAN ECK FUNDS MID-CAP VALUE FUND EXPENSES
--------------------------------------------------------------------------------



This table shows certain fees and expenses you will incur as the Fund investor, either directly or indirectly if you buy and hold shares.


VAN ECK FUNDS MID-CAP VALUE FUND
SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


CLASS A

                                                           MID CAP VALUE FUND
Maximum Sales Charge (imposed on purchases as
    a percentage of offering price)                               5.75%
Maximum Deferred Sales Charge
    (as a percentage)                                             0.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
    ARE DEDUCTED FROM FUND ASSETS)
Management                                                        0.65%
Distribution (12b-1 Fees)                                         0.50%
Other Expenses                                                    0.66%

TOTAL ANNUAL FUND OPERATING EXPENSES*+                            1.81%


              * The Adviser has voluntarily agreed to temporarily waive a portion of the management fee and if necessary to bear certain expenses associated with operating the Fund in order to limit Total Annual Fund Operating Expenses to 1.35% plus 12b-1 reimbursements.

              The adjacent table shows the expenses you would pay on a hypothetical $10,000 investment. The example presumes an average annual return of 5% with redemption at the end of each time period. This illustration is hypothetical and assumes that expenses remain the same and you reinvest your dividends and distributions. In a real investment, your actual expenses may be higher or lower than those shown.

              *+ This temporary waiver and expense provision may be discontinued at any time at the discretion of the Adviser. These expenses are estimates based upon expenses which are expected to be incurred.

EXPENSE EXAMPLE

WHAT A $10,000 INVESTMENT WOULD ACTUALLY COST

                                   1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class A                               772        1,184        1,620        2,827


10     VAN ECK FUNDS INC. PROSPECTUS

2.  VAN ECK TOTAL RETURN FUND PROFILE


OBJECTIVE

The Total Return Fund seeks to produce high total return from income and capital appreciation, consistent with reasonable risk, by investing in income-producing equity and debt securities.

PRINCIPAL STRATEGIES

The Fund intends to invest between 30% and 70% of assets in equity securities and in bonds, notes, warrants, or preferred stocks that can be exchanged for or converted into common stocks. The rest of the portfolio will normally be invested in U.S. Government and corporate bonds.

The Fund's Adviser primarily looks for stocks and debt securities with the potential for capital growth, emphasizing low price to earnings ratio and low price to net asset value. The Fund invests only in corporate bonds rated Baa or BBB by Moody's, S&P or other ratings agencies, or in unrated bonds of equal quality, in the Adviser's opinion. The Adviser expects that the average maturity of the Fund's bond portfolio will not exceed 15 years. The Fund seeks to reduce volatility and principal risk by blending equity and debt investments, but overall Fund performance will depend on the Adviser's ability to time the investment mix and to react to changing market conditions.

The Fund invests primarily in the United States. The Fund may sometimes invest up to 20% of its assets in foreign equity and debt securities, including exchange-traded and over-the counter foreign issues, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). Any of these securities may be traded either in the U.S. or in foreign markets.

PRINCIPAL RISKS

Fund shares are subject to ordinary market risk, and you may expect their price to fall. The Fund's bond portfolio will tend to fall in value when interest rates rise. The Fund is subject to credit risk, and the political, economic and currency risks of investment in foreign securities. An investment in the fund may lose money.



VAN ECK FUNDS INC. PROSPECTUS

--------------------------------------------------------------------------------

VAN ECK TOTAL RETURN FUND EXPENSES
--------------------------------------------------------------------------------


This table shows certain expenses you will incur as a Fund investor, either directly or indirectly if you buy and hold shares.


VAN ECK TOTAL RETURN FUND
SHAREHOLDER EXPENSES (FEES THAT ARE DEDUCTED FROM YOUR INVESTMENT)


                                                            CLASS  A
Maximum Sales Charge (Imposed on purchases as
  a percentage of offering price)                            5.75%

Maximum Deferred Sales Charge
  (as a percentage)                                          0.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
  ARE DEDUCTED FROM FUND ASSETS)

Management                                                   0.20%

Administration Fees                                          0.45%

Distribution (12b-1 Fees)                                    0.50%

Other Expenses                                               0.40%

TOTAL ANNUAL FUND OPERATING EXPENSES*                        1.55%

* After fee waiver and expenses assumed by the Adviser, Total Fund Operating Expenses for A shares was 1.35%. These fee waivers are not contractual and may be discontinued at the discretion of the Adviser.


The adjacent table shows the expenses you would pay on a hypothetical $10,000 investment. The example presumes an average annual return of 5% with redemption at the end of each time period. This illustration is hypothetical and assumes that expenses remain the same and you reinvest your dividends and distributions. In a real investment, your actual expenses may be higher or lower than those shown.

EXPENSE EXAMPLE
WHAT A $10,000 INVESTMENT WOULD ACTUALLY COST

                                 1 YEAR     3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS A                           $724     $1,036       $1,371         $2,314



VAN ECK FUND, INC. PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

II. ADDITIONAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


              OTHER INVESTMENTS, INVESTMENT POLICIES,
              INVESTMENT TECHNIQUES
              AND RISKS.

              MARKET RISK

              An investment in the Fund involves "market risk"--the risk that securities prices may go up or down.

              OTHER INVESTMENT TECHNIQUES AND RISK


              CREDIT RISK

RISK The chance that an issuer will fail to repay interest and principal in a timely manner.



VAN ECK FUNDS INC. PROSPECTUS  17

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


              DERIVATIVES

DEFINITION    A derivative is a security that derives its current value from the current value of another security. It can also derive its value from a commodity, a currency, or a securities index. The Funds use derivatives, either on their own, or in combination with other derivatives, to offset other investments with the aim of reducing risk-- that is called "hedging." The Fund also invest in derivatives for their investment value.

RISKS Derivatives bear special risks, by their very nature. First, the Fund must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Second, the price swings of an underlying security tend to be magnified in the price swing of its derivative. If the Fund invests in a derivative with "leverage"--by borrowing--an unanticipated price move might result in the Fund losing more than its original investment. Derivatives may not move in concert with the underlying security.

                For a complete discussion of the kinds of derivatives the Fund uses, and of their risks, please see the SAI.


18     VAN ECK FUNDS INC. PROSPECTUS

II. INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


              FOREIGN SECURITIES, DEPOSITARY RECEIPTS


DEFINITION    Securities issued by foreign companies, traded in foreign
              currencies, or issued by companies with most of their business interests in foreign countries. Depositary Receipts--obligations traded on more established exchanges, denominated in larger currencies, representing foreign issues--are considered foreign securities. Foreign investing is a principal strategy of the Fund.

RISK Foreign investing involves exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of expropriation, confiscatory taxation, or political, economic or social instability. Foreign accounting can be less revealing than American accounting practice. Foreign regulation may be inadequate or irregular.

              Some of these risks may be reduced when Funds invest indirectly in foreign issues via American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and otherwise which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

              INTEREST RATE RISK

RISK The chance that bond prices will decline due to rising interest rates.

VAN ECK FUNDS INC. PROSPECTUS  19

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



20     VAN ECK FUNDS INC. PROSPECTUS

                                               II. INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


              RESTRICTED SECURITIES

DEFINITION    Securities with restrictions on resale because they are not registered under the Securities Act of 1933, ("the Act"), including securities that are sold only to "qualified institutional buyers" under Rule 144A under the Act ("Rule 144A securities").

RISK Because these securities are not registered or priced via regular exchanges, the Fund may not be able to sell them when it wants to, or may have to sell them for a reduced price.



                                                VAN ECK FUNDS INC. PROSPECTUS 21

--------------------------------------------------------------------------------

III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

              HOW TO BUY, SELL, EXCHANGE, OR TRANSFER SHARES; AUTOMATIC SERVICES; MINIMUM PURCHASE AND ACCOUNT SIZE, YOUR PRICE PER SHARE; SALES CHARGES; HOUSEHOLDING; RETIREMENT PLANS; DIVIDENDS AND CAPITAL GAINS; TAXES; AND MANAGEMENT OF THE FUNDS. (SEE THE SAI FOR ADDITIONAL INFORMATION.)

1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES

THROUGH A BROKER OR AGENT

We recommend that you use a broker or agent to buy, sell, exchange, or transfer shares for you. The applicable sales charge will be the same, whether you buy indirectly through a broker or agent or directly through the transfer agent. Contact your broker or agent for details.

THROUGH THE TRANSFER AGENT,
DST SYSTEMS, INC. (DST)

You may buy (purchase), sell (redeem), exchange, or transfer ownership of shares directly through DST by mail or telephone, as stated below.

The Fund's mailing address at DST is:

           VAN ECK GLOBAL
           P.O. BOX 218407
           KANSAS CITY, MO 64121-8407

For overnight delivery:

           VAN ECK GLOBAL
           210 W. 10TH ST., 8TH FL.
           KANSAS CITY, MO 64105-1802

To telephone the Fund at DST, call Van Eck's Account Assistance at
1-800-544-4653.

PURCHASE BY MAIL

       To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds II. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, checks drawn on a foreign bank, or checks not in U.S. Dollars. There are separate applications for Van Eck retirement accounts (see "Retirement Plans" for details). For further details, see the application or call Account Assistance.


TELEPHONE REDEMPTION--PROCEEDS BY CHECK
1-800-345-8506

       If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.



22  VAN ECK FUNDS INC. PROSPECTUS

--------------------------------------------------------------------------------

III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


EXPEDITED REDEMPTION--PROCEEDS BY WIRE
1-800-345-8506

       If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.


WRITTEN REDEMPTIONS

o Your written redemption (sale) request must include:

o Fund and account number.

o Number of shares or dollar amount to be redeemed, or a request to sell "all shares."

o Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

o Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

o The redemption is for $50,000 or more.

o The redemption amount is wired.

o The redemption amount is paid to someone other than the registered owner.

o The redemption amount is sent to an address other than the address of record.

o The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.


TELEPHONE EXCHANGE 1-800-345-8506

       If your account has the optional Telephone Exchange Privilege, you can exchange between the Fund and Class A shares of other Van Eck Funds without any additional sales charge. (Shares originally purchased into the Van Eck U.S. Government Money Fund, which paid no sales charge, may pay an initial sales charge the first time they are exchanged into another Class of another Van Eck Fund.)


       All accounts are eligible except for those registered in street name and certain custodial retirement accounts held by a financial institution other than Van Eck. For further details regarding exchanges, please see the application, "Market Timing Limits" and "Unauthorized Telephone Requests" below, or call Account Assistance.




VAN ECK FUNDS INC. PROSPECTUS  23

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


WRITTEN EXCHANGES

Written requests for exchange must include:

o The fund and account number to be exchanged out of.

o The fund to be exchanged into.

o Directions to exchange "all shares" or a specific number of shares or dollar amount.

o Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in "Telephone Exchange" on the preceding page.

TRANSFER OF OWNERSHIP

Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

LIMITS AND RESTRICTIONS
MARKET TIMING LIMITS

Van Eck has a policy of discouraging short-term trading, particularly by market-timers, and may limit or reject purchase orders and exchanges at its discretion. Shareholders are limited to six exchanges per calendar year. Although not generally imposed, the Fund has the ability to redeem its shares "in kind" by making payment in securities instead of dollars. For further details, contact Account Assistance.

UNAUTHORIZED TELEPHONE REQUESTS


Like most financial organizations, Van Eck, the Fund and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller's identity and authority to act on the account are not followed.

If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. Van Eck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.


24  VAN ECK FUNDS INC. PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


AUTOMATIC SERVICES

AUTOMATIC INVESTMENT PLAN

You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.

AUTOMATIC EXCHANGE PLAN

You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Van Eck Fund. For further details and to request an Application, contact Account Assistance.

AUTOMATIC WITHDRAWAL PLAN

You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at current offering price to establish the Automatic Withdrawal Plan. For further details and to request an Application, contact Account Assistance.

MINIMUM PURCHASE AND ACCOUNT SIZE

An initial purchase of $1,000 and subsequent purchases of $100 dollars or more are required for non-retirement accounts. There are no minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program.

If the size of your account falls below 50 shares after the initial purchase, the Fund reserves the right to redeem your shares after 30 days' notice to you. This does not apply to accounts exempt from purchase minimums as described above.

HOW FUND SHARES ARE PRICED

The Fund buys or sells its shares at a price based upon the net calculation of the net asset value, or NAV, per share after the order is received. The Fund calculates NAV every day the New York Stock Exchange (NYSE) is open, as of the close of the NYSE, which is normally 4:00 p.m. Eastern Time. There are some exceptions, including these:

o You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated on the next available open day of the NYSE.


o The Fund has certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, as a result, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem.

The Fund generally values its assets using market quotations, other than short-term debt securities maturing in less than 60 days, which are valued using amortized cost. If market quotations are not readily available or do not accurately reflect fair value for a security, (for example, if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) that security may be valued by another method that the Board of Directors believes accurately reflects fair value.


VAN ECK FUNDS INC. PROSPECTUS  25

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


2. SALES CHARGES

SALES CHARGES

MID-CAP VALUE FUND-A

                            SALES CHARGE AS A PERCENTAGE OF
                             OFFERING                NET AMOUNT  PERCENTAGE
TO
DOLLAR AMOUNT OF PURCHASE                          PRICE             INVESTED
                             BROKERS OR                               AGENTS*

Less than $25,000              5.75%                6.10%              5.00%

$25,000 to $50,000             5.00%                5.30%              4.25%

$50,000 to $100,000            4.50%                4.70%              3.90%

$100,000 to $250,000           3.00%                3.10%              2.60%

$250,000 to $500,000           2.50%                2.60%              2.20%

$500,000 to $1,000,000         2.00%                2.00%              1.75%

$1,000,000 and over            None**

* Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.


** For any single purchase of $1 Million or more of Class A shares, the Distributor may pay a finder's fee to eligible brokers and agents. For details, contact the Distributor.


26     VAN ECK FUNDS INC. PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


REDUCED OR WAIVED SALES CHARGES You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or Van Eck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term "purchase" refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. The value of shares owned by an individual in Class A, B and C of each of the Van Eck Funds (except for the Van Eck U.S. Government Money Fund) may be combined for a reduced sales charge in Class A shares only.

RIGHT OF ACCUMULATION When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level you qualify for.

COMBINED PURCHASES The combined amounts of your multiple purchases in the Fund on a single day determines the sales charge level you qualify for.

LETTER OF INTENT If you plan to make purchases in the Fund within a 13 month period that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. For escrow provisions and details, see the Application.

GROUP PURCHASES If you are a member of a "qualified group," you may purchase shares of the Fund at the reduced sales charge applicable to the group as a whole. A qualified group (1) has more than 10 members, (2) has existed over six months, (3) has a purpose other than acquiring fund shares at a discount, (4) and has satisfied certain other criteria, including the use of the Automatic Investment Plan. For details, contact the Distributor.

PERSONS AFFILIATED WITH VAN ECK Directors, Trustees, officers, and full-time employees (and their families) of the Fund, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with Van Eck, and other affiliates and agents, may buy without a sales charge.

INVESTMENT ADVISERS, FINANCIAL PLANNERS AND BANK TRUST

DEPARTMENTS Investment advisers, financial planners and bank trust departments that meet certain requirements and are compensated by asset-based fees may buy without a sales charge on behalf of their clients.

FOREIGN FINANCIAL INSTITUTIONS Certain foreign financial institutions that have agreements with Van Eck may buy shares with a reduced or waived sales charge for their omnibus accounts on behalf of foreign investors.

INSTITUTIONAL RETIREMENT PROGRAMS Certain financial institutions who have agreements with Van Eck may buy shares without a sales charge for their omnibus accounts on behalf of investors in retirement plans and deferred compensation plans other than IRAs.

BUY-BACK PRIVILEGE You have the one-time right to reinvest proceeds of a redemption from the Fund into the Fund or another Van Eck Fund within 30 days without a sales charge, excluding the Van Eck U.S. Government Money Fund. Reinvestment into the same Fund within 30 days is considered a "wash sale" by the IRS and cannot be declared as a capital loss or gain for tax purposes.

MOVING ASSETS FROM ANOTHER MUTUAL FUND GROUP You may purchase shares without a sales charge with the proceeds of a redemption made within three months from another mutual fund group not managed by Van Eck or its affiliates. The shares redeemed must have paid an initial sales charge in a Class of the fund. Also, the financial representative of record must be the same on the Van Eck Fund account as for the other mutual fund redeemed.



VAN ECK FUNDS INC. PROSPECTUS  27

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


3. HOUSEHOLDING OF REPORTS AND PROSPECTUSES

If more than one member of your household is a Van Eck Global shareholder, beginning in 2001, new regulations allow us to mail single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the new system, known as "householding," only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. This new system will not affect the delivery of individual transaction confirmations, account statements, and annual tax information, which will continue to be mailed separately to each shareholder. You may benefit from this new system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 1-800-544-4653.

4. RETIREMENT PLANS

Fund shares may be invested in tax-advantaged retirement plans sponsored by Van Eck or other financial organizations. Retirement plans sponsored by Van Eck use State Street Bank and Trust Company (formerly known as Investors Fiduciary Trust Company) as custodian and must receive investments directly by check or wire using the appropriate Van Eck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on Van Eck retirement plans, contact your broker or agent or Account Assistance.

RETIREMENT PLANS SPONSORED BY VAN ECK:
IRA
Roth IRA
Education IRA
SEP IRA
403(b)(7)
Qualified (Pension and Profit Sharing) Plans

5. TAXES

TAXATION OF DIVIDEND OR CAPITAL GAIN DISTRIBUTIONS YOU RECEIVE

For tax-reportable accounts, distributions are normally taxable even if they are reinvested. Distributions of dividends and short-term capital gains are taxed as ordinary income. Distributions of long-term capital gains are taxed at capital gain rates which will depend on the length of time the Fund holds its assets.

TAXATION OF SHARES YOU SELL

For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. If you redeem shares from an eligible account, you will receive an Average Cost Statement in February to assist you in your tax preparations.

An exchange of shares from one Fund to another will be treated as a sale of Fund shares. It is, therefore, a taxable event.

NON-RESIDENT ALIENS

Distributions of dividends and short-term capital gains, if any, made to non-resident aliens are subject to a 30% withholding tax (or lower tax treaty rates for certain countries). The Internal Revenue Service considers these distributions U.S. source income. Currently, the Fund are not required to withhold tax from long-term capital gains or redemption proceeds.



VAN ECK FUNDS INC. PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


6. DIVIDENDS AND CAPITAL GAINS

       If declared, dividend and capital gain distributions are generally paid on the last business day of the month of declaration. Short-term capital gains are treated like dividends and follow that schedule. Occasionally, a distribution may be made outside of the normal schedule.


DIVIDEND AND CAPITAL GAIN SCHEDULE

FUND                       DIVIDENDS AND SHORT-TERM                LONG-TERM
                           CAPITAL GAINS                           CAPITAL GAINS

Mid-Cap Value Fund-A       December                                December

DIVIDEND AND CAPITAL GAIN REINVESTMENT PLAN

       Dividends and/or capital gains are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 1-800-544-4653.


DIVMOVE

       You can have your cash dividends from the Fund automatically invested in another Van Eck fund. Dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.




VAN ECK FUNDS INC. PROSPECTUS  29

--------------------------------------------------------------------------------

7. MANAGEMENT OF THE FUND


                      INVESTMENT MANAGER AND ADMINISTRATOR
                         Van Eck Associates Corporation,
                          99 Park Avenue, New York, NY
                   10016, serves as Adviser and administrator
                              to the Fund under an
                              Investment Management
                      and an Administration Agreement with
                               VAN ECK FUNDS, INC.
                                        |
                                        |
                                       \|/

INDEPENDENT                        THE COMPANY          INVESTMENT SUB-ADVISER
AUDITORS
  Ernst & Young LLP,           Van Eck Funds, Inc.    John A. Levin & Co., Inc.,
Five Times Square, New York,  is incorporated in the     One Rockefeller Center
 NY 10036, provides audit     state of Maryland and      New York, NY 10021, a
  services, consultation       > consists of the <      wholly owned subsidiary
  and advice with respect        Van Eck Mid-Cap       of BKF Capital Group Inc.,
 to financial information      Value Fund Series         serves as investment
in the Company's filings         and the Total         sub-adviser to the Fund.
  with the SEC, consults      Return Fund Series         The Sub-Adviser works
    with the Company on   (the "Fund"). The Board of            under the
 accounting and financial     Directors manages the      supervision of Van Eck
  reporting matters, and       Fund's business and            and the Board
  prepares the Company's            affairs.                 of Directors.
       tax returns.                 --------
       ------------

                                /      |      \
                               /       |       \
                              /        |        \

                            \/-        |       -\/
                                       |
            DISTRIBUTOR                |            TRANSFER AGENT
   Van Eck Securities Corporation,     |             DST Systems, Inc.,
 99 Park Ave., New York, NY 10016      |            210 West 10th Street,
    distributes the Fund and is        |      8th Floor, Kansas City, MO 64105,
  wholly owned by the Administrator.   |    serves as the Fund's transfer agent.
                                      \|/
                                   CUSTODIAN
                                Citibank, N.A.,
                               111 Wall Street,
                              New York, NY 10043,
                             holds Fund securities
                              and settles trades.


30  VAN ECK FUNDS INC. PROSPECTUS

--------------------------------------------------------------------------------

III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


INFORMATION ABOUT FUND MANAGEMENT

INVESTMENT MANAGER


VAN ECK ASSOCIATES CORPORATION 99 Park Avenue 8th Floor, New York, New York 10016 (Van Eck") has been an investment adviser since 1955. Van Eck currently advises 9 portfolio series of registered investment companies, as well as separate accounts and hedge funds. The Van Eck family currently owns 100% of the shares of Van Eck. As of March 31, 2002 aggregate assets under management were approximately $1,000,000,000. Van Eck supervises the advisory services provided to the Fund and provides investment oversight, accounting and administrative services to the Fund and the Fund's officers.



FEES PAID TO THE ADVISER The Fund pays a monthly advisory fee at the annual rate of 0.20% of average daily net assets,


INVESTMENT SUB-ADVISER


John A. Levin & Co., Inc., ("Levin") is an indirect, wholly owned subsidiary of BKF Capital Group, Inc. ("BKF"), a company listed on the New York Stock Exchange (the "NYSE"). Clients of Levin include U.S. and foreign individuals, trusts, non-profit organizations, registered investment funds, investment partnerships, endowments, and pension and profit sharing funds. Levin currently manages approximately $8.7 billion in assets for its clients. Levin is primarily responsible for the selection of the Fund's investment securities. Van Eck is responsible for payment of Levin's fees.


PORTFOLIO MANAGERS


MID-CAP VALUE FUND AND TOTAL RETURN FUND Portfolio Managers. Mr. John W. Murphy and Daniel Theriault are the Portfolio Managers of the Fund. Mr. Murphy has been with Levin since 1995 and has 10 years of investment experience, 5 years as a Senior Portfolio Manager and 2 years as a Securities Analyst. Mr. Theriault has been with Levin since 1997 as a Senior Portfolio Manager, he was previously with
T. Rowe Price Financial Services and has 15 years of investment experience.


ADMINISTRATOR


Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016 serves as Administrator to the Fund. The Administrator performs accounting and administrative services for the Fund. For these services, the Fund pays the Administrator a monthly fee at the rate of 0.45% per year of the average daily net assets.

VAN ECK FUNDS INC. PROSPECTUS  31

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


PLAN OF DISTRIBUTION (12B-1 PLAN)

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act. The Board of Directors has determined it will reimburse the Distributor for expenses incurred in distributing the Fund as follows: 0.25% per year of the net assets of the Fund's shares will be used to finance sales or promotional activities, and will be considered an asset-based sales charge. Further, 0.25% per year of the net assets of the Fund will be paid to securities dealers and others as a service fee. Because these fees are paid out of the Fund's assets on an on-going basis over time these fees may cost you more than paying other types of sales charges.

For a complete description of the Plan of Distribution, please see "Plan of Distribution" in the SAI.


Van Eck Funds Inc. Annual 12b-1 Schedule


expressed in basis points (bps)*


                                                FUND FEE              PAYMENT
                                                                      TO DEALER

MID-CAP VALUE FUND-A                              50 bps              25 bps
TOTAL RETURN FUND-A                               50 bps              25 bps


* A basis point (bp) is a unit of measure in the financial industry. One bp equals .01 of 1% (1% = 100 bps).

THE COMPANY

For more information on the Company, the Directors and the Officers of the Company, see "The Company" and "Directors and Officers" in the SAI.

       EXPENSES The Fund bears all expenses of its operations other than those incurred by the Adviser or its affiliate under the Advisory Agreement with the Company. Many of these expenses are shown in tables in Chapter I, "The Fund," or in Chapter IV, "Financial Highlights." For a more complete description of Fund expenses, please see "Expenses" in the SAI.



32  VAN ECK FUNDS INC. PROSPECTUS

VAN ECK FUNDS MID-CAP VALUE FUND


FINANCIAL HIGHLIGHTS

                                                        IV. FINANCIAL HIGHLIGHTS

              THE FINANCIAL HIGHLIGHTS TABLE ATTACHED IS THAT OF THE PREDECESSOR FUND FORMERLY GROWTH AND INCOME FUND. THE TABLE IS INTENDED TO HELP YOU UNDERSTAND THE PREDECESSOR FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). FINANCIAL HIGHLIGHTS INFORMATION HAS BEEN AUDITED BY ERNST & YOUNG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS ARE INCLUDED IN THE FUND'S ANNUAL REPORT WHICH IS AVAILABLE UPON REQUEST.

VAN ECK FUNDS, INC.
FINANCIAL HIGHLIGHTS


For a share of Van Eck Mid-Cap Value Fund (formerly Van Eck Growth & Income
Fund), outstanding throughout each year:


                                                                            VAN ECK MID-CAP VALUE FUND
                                               ------------------------------------------------------------------------------------
                                                                                      CLASS A
                                               ------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------------------------------------------
                                                   2001                2000                1999              1998             1997
                                                  ------              ------              ------            ------           ------
Net Asset Value, Beginning of Year ...........    $21.17              $27.73              $23.96            $24.56           $21.04
                                                  ------              ------              ------            ------           ------
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income (Loss) ............    (0.050)             (0.123)             (0.030)            0.110            0.096
     Net Gains (Losses) on Investments
       (both Realized and Unrealized) ........    (2.980)             (5.377)              7.080            (0.156)           5.286
                                                  ------              ------              ------            ------           ------
     Total from Investment Operations ........    (3.030)             (5.500)              7.050            (0.046)           5.382
                                                  ------              ------              ------            ------           ------
LOST DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from Net Investment Income ....        --                  --                  --            (0.111)          (0.096)
     Dividends in Excess of Net Investment
       Income ................................        --                  --                  --                --           (0.004)
     Dividends from Net Realized Gains .......        --              (1.060)             (3.280)           (0.443)          (1.762)
                                                  ------              ------              ------            ------           ------
     Total Distributions .....................        --              (1.060)             (3.280)           (0.554)          (1.862)
                                                  ------              ------              ------            ------           ------
Net Asset Value, End of Year .................    $18.14              $21.17              $27.73            $23.96           $24.56
                                                  ======              ======              ======            ======           ======
Total Return(A) ..............................   (14.31%)            (19.83%)             29.42%            (0.18%)          25.85%

RATIOS TO AVERAGE NET ASSETS:
     Gross Expenses(B) .......................     1.44%               1.38%               1.50%             1.57%            1.49%
     Net Expenses ............................     1.35%               1.35%               1.32%             1.25%            1.25%
     Net Investment Income (Loss)(C) .........    (0.25%)             (0.46%)             (0.16%)            0.44%            0.49%
Portfolio Turnover Rate ......................    62.69%             124.93%             133.63%            43.42%           21.02%
Net Assets, At End of Year (000) .............   $54,396             $69,091             $94,840           $67,478          $66,762

----------
(A) Total return assumes reinvestment of all distributions during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost
(B)    Had fees not been waived and expenses not been assumed.
(C)    Ratios would have been (0.34%), (0.49%), (0.34%), 0.12%, and 0.25%, respectively, had the Investment Manager not waived fees and had expenses not been assumed.

VAN ECK FUNDS, INC.
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:






                                                                            VAN ECK TOTAL RETURN FUND
                                               ------------------------------------------------------------------------------------
                                                                                      CLASS A
                                               ------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------------------------------------------
                                                   2001                2000                1999              1998             1997
                                                  ------              ------              ------            ------           ------
Net Asset Value, Beginning of Year ...........    $15.67              $19.26              $19.27            $20.22           $17.41
                                                  ------              ------              ------            ------           ------
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income ...................     0.390               0.343               0.417             0.393            0.365
     Net Gains (Losses) on Investments
       (both Realized and Unrealized) ........    (1.320)             (1.363)              3.113             0.158            3.778
                                                  ------              ------              ------            ------           ------
     Total from Investment Operations ........    (0.930)             (1.020)              3.530             0.551            4.143
                                                  ------              ------              ------            ------           ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from Net Investment Income ....    (0.390)             (0.350)             (0.410)           (0.390)          (0.365)
     Dividends in Excess of Net Investment
       Income ................................        --                  --                  --                --           (0.004)
     Distributions from Capital Gains. .......    (0.310)             (2.220)             (3.130)           (1.111)          (0.964)
                                                  ------              ------              ------            ------           ------
     Total Distributions .....................    (0.700)             (2.570)             (3.540)           (1.501)          (1.333)
                                                  ------              ------              ------            ------           ------
Net Asset Value, End of Year .................    $14.04              $15.67              $19.26            $19.27           $20.22
                                                  ======              ======              ======            ======           ======
Total Return(A) ..............................     (5.80%)             (5.43%)             18.57%             2.73%           24.09%

RATIOS TO AVERAGE NET ASSETS:
     Gross Expenses(B) .......................     1.55%               1.49%               1.49%             1.61%            1.51%
     Net Expenses ............................     1.35%               1.35%               1.32%             1.25%            1.25%
     Net Investment Income (C) ...............     2.64%               1.77%               2.07%             1.87%            1.92%
Portfolio Turnover Rate ......................    26.44%              74.95%              59.16%            15.78%           15.80%
Net Assets, At End of Year (000) .............  $26,474            $31,704              $40,059           $42,524          $49,934

----------
(A) Total return assumes reinvestment of all distributions during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost:
(B)    Had fees not been waived and expenses not been assumed.
(C)    Ratios would have been 2.44%, 1.63%, 1.90%, 1.51%, and 1.66%, respectively, had the Investment Manager not waived fees and had expenses not been assumed.

FOR MORE INFORMATION

Additional information for the Fund, including the Statement of Additional Information, is available to you without charge and may be requested as follows:


         By Telephone:              1-800-826-1115
         By Mail:          Van Eck Associates Corporation
                           99 Park Avenue
                           New York, New York  10016
         On the Internet:  Electronic copies are available on our website at
                                 http://www.vaneck.com


A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus). Text-only copies are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102, 202-942-8090. Information about the Fund may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room is available at 1-202-942-8090.


INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-



VAN ECK FUNDS INC. PROSPECTUS  35

                               VAN ECK FUNDS, INC.
                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                 SHAREHOLDER SERVICES: TOLL FREE (800) 544-4653
                                 WWW.VANECK.COM

     Van Eck Funds, Inc. (the "Company") is a registered investment company currently consisting of two series: the Van Eck Mid-Cap Value Fund and Van Eck Total Return Fund.

     This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the Company's prospectus dated May 1, 2002 (the "Prospectus"). This Statement of Additional Information is incorporated by reference into the Prospectus dated May 1, 2002. A copy of the Prospectus is available at no charge upon written or telephone request to the Company at the address or telephone number above. Financial statements for the Van Eck Mid-Cap Value Fund formerly Van Eck Growth and Income Fund, as of and for the most recently completed fiscal year, are included in the Fund's Annual Report to Shareholders for that year. The financial statements include the Fund's Accounting Policies, Portfolio Holdings, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Report of Independent Accountants. The financial statements are hereby incorporated by reference from the Annual Report of the Van Eck Growth and Income Fund, December 31, 2001 EDGAR Accession Number 0000930413-02-00725. Shareholders are advised to read and retain this Statement of Additional Information for future reference.


                                TABLE OF CONTENTS

General Information ......................................................     1
Investment Objectives and Policies of The Fund ...........................     1
Bank Obligations .........................................................     1
Commercial Paper .........................................................     1
Repurchase Agreements ....................................................     1
Lending of Portfolio Securities ..........................................     2
Restricted Securities ....................................................     2
Derivatives ..............................................................     3
When-Issued and Delayed Delivery Securities & Forward Commitments ........     7
Foreign Securities .......................................................     7
Foreign Currency Transactions ............................................     8
Depositary Receipts ......................................................     9
Warrants .................................................................     9
Investment Companies .....................................................     9
Portfolio Turnover .......................................................     9
Investment Restrictions ..................................................     9
Investment Advisory Services .............................................    11
The Distributor ..........................................................    12
Portfolio Transactions and Brokerage .....................................    14
Directors and Officers ...................................................    16
Purchase of Shares .......................................................    18
Valuation of Shares ......................................................    19
Exchange Privilege .......................................................    20
Tax-Sheltered Retirement Plans ...........................................    20
Investment Programs ......................................................    23
Taxes ....................................................................    24
Redemptions In Kind ......................................................    27
Performance ..............................................................    27
Description of the Company ...............................................    29
Additional Information ...................................................    29
Financial Statements .....................................................    30
Appendix .................................................................    31


                       Statement of Additional Information
                                   May 1, 2002

                               GENERAL INFORMATION


     Van Eck Funds Inc., (the "Company") is comprised of two portfolios Van Eck Mid-Cap Value Fund and Van Eck Total Returns Fund (the "Fund"). The Company had no business history prior to its formation. The Fund was organized as a Maryland corporation on April 27, 1987.


     The Fund is classified as diversified as defined in the Investment Company Act of 1940, as amended (the "Act"). This means that with respect to 75% of the Fund's assets, the Fund may not invest more than 5% of its total assets in any issuer or invest in more than 10% of the outstanding voting securities of any issuer.



                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

     The investment objective and policies of the Fund are described in the Company's Prospectus under the headings "The Fund" and "Additional Investment Strategies" with the Fund's policies being described specifically under the sub-heading "Other Investments, Investment Policies, Investment Techniques and Risks". The following information supplements the discussion of investment objectives and policies for the Fund contained in the Company's Prospectus. Unless otherwise specified, the investment policies and restrictions of the Fund are not fundamental policies and may be changed by the Company's Board of Directors without shareholder approval. Shareholders will be notified prior to any material change. The investment objective of the Fund is a non-fundamental policy and may be changed without shareholder approval.

     Under normal market conditions, the Fund expects to follow a policy of investing at least 80% of its total assets in common stocks and other equity securities, including preferred stocks and securities convertible into common stock of mid-cap companies. If the Fund intends to change the 80% policy, the Fund will provide shareholders with at least 60 days' prior notice of such change. Any notice of a change will be made in accordance with Rule 35d-1(c) under the Act.

BANK OBLIGATIONS

     The Fund may acquire obligations of banks with total assets of at least $500,000,000. These include certificates of deposit, bankers' acceptances, and time deposits, all of which are normally limited to $100,000 from any one bank. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Fund will not invest in time deposits maturing in more than seven days.

COMMERCIAL PAPER

     The Fund may invest in commercial paper. Commercial paper involves an unsecured promissory note issued by a corporation. It is usually sold on a discount basis and has a maturity at the time of issuance of 9 months or less. The Fund may invest in commercial paper rated within the three highest categories by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's") or other nationally recognized statistical rating organizations ("NRSROs") or, if not rated, which are of equivalent investment quality in the judgment of the Adviser.

REPURCHASE AGREEMENTS

     The Fund may invest in repurchase agreements. A repurchase agreement customarily obligates the seller, at the time it sells securities to the Fund, to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon their acquisition is accrued as interest and is included in the Fund's net income declared as dividends. The underlying securities will consist of high-quality liquid securities. The Fund has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreements unless the seller fails to pay the repurchase price. It is the Fund's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity.

     During the holding period of a repurchase agreement, the seller must "mark to market" the collateral on a daily basis and must provide additional collateral if the market value of the obligation falls below the repurchase price. If the Fund acquires a repurchase agreement and then the seller defaults at a time when the value of the underlying securities is less than the obligation of the seller, the Fund could incur a loss. If the seller defaults or becomes insolvent, the Fund could realize delays, costs, or a loss in asserting its rights to the collateral in satisfaction of the seller's repurchase agreement. Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise. The Fund will enter into repurchase agreements only with sellers who are believed by the Adviser to present minimal credit risks and whose creditworthiness has been evaluated by the Adviser and/or the Sub-Adviser (the "Adviser") in accordance with certain guidelines and is subject to periodic review by the Board of Directors of the Company. Currently, these guidelines require sellers who are broker-dealers to have a net worth of at least $25,000,000, although this requirement may be waived by the Board of Directors of the Company on the recommendation of the Adviser, and sellers who are banks that have assets of at least $1,000,000,000. The underlying security, held as collateral, will be marked to market on a daily basis, and must be of high-quality. The seller must provide additional collateral if the market value of the obligation falls below the repurchase price. In the event that the other party to the agreement fails to repurchase the securities subject to the agreement, the Fund could suffer a loss to the extent proceeds from the sale of the underlying securities held as collateral was less than the price specified in the repurchase agreement. The seller also must be considered by the Adviser to be an institution of impeccable reputation and integrity, and the Adviser must be acquainted with and satisfied with the individuals at the seller with whom it deals.


LENDING OF PORTFOLIO SECURITIES

     The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies such loans may be made to institutions such as broker dealers, and are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. It is intended that the value of securities loaned would not exceed 30% of the value of the total assets of the Fund.

RESTRICTED SECURITIES

     Subject to the Fund's limitations on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

     DERIVATIVES. A derivative is a security that derives its current value from the current value of another security. Kinds of derivatives include, but are not limited to: forward contracts, futures contracts, options and swaps. The Fund will not commit more than 5% of assets to initial margin deposits on futures contracts and premiums on options for futures contracts (leverage). Hedging, as defined by the Commodity Exchange Act, is excluded from this 5% limit.

     CALL OPTIONS. The Fund may write (sell) covered call options which are traded on national and international securities exchanges to enhance investment performance or for hedging purposes. A call option is a contract that gives the holder (buyer) of the option the right to buy (in return for a premium paid), and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at a specified price (the exercise price) at any time before the option expires. A covered call option is a call in which the writer of the option, for example, owns the underlying security throughout the option period or has deposited in a separate account with the Company's custodian liquid high-grade obligations or cash equal in value to the exercise price of the option.

     The Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a seller, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price, although it must be at the previously agreed to exercise price.

     The Fund may protect itself from loss due to a decline in value of the underlying security or from the loss of appreciation due to its rise in value by buying an identical option, in which case the purchase cost of such option may offset the premium received for the option previously writ-ten. In order to do this, the Fund makes a "closing purchase transaction" on the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

     There is no assurance that a liquid market will exist for any particular option, at any particular time, and for some options no market may exist. If the Fund is unable to effect a closing purchase transaction, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

     PUT OPTIONS. The Fund may purchase put options. The Fund may purchase put options on securities to protect its holdings in an underlying or related security against an anticipated decline in market value. Such hedge protection is provided only during the life of the put option. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held by the Fund or related to such securities will enable the Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may also sell put options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which was bought.

     OPTIONS ON INDEXES. The Fund may write covered call options and may purchase put options on appropriate securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or to enhance income. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash settlement amount based upon price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than the price movements in individual stocks.

     The value of a securities index fluctuates with changes in the market values of the securities which are contained in the index. For example, some securities index options are based on a broad market index such as the Standard & Poor's 500 or the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are traded on exchanges or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates.

     The effectiveness of hedging through the purchase or sale of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indexes on which options are purchased or written. In the purchase of securities index options, the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in the price of the securities comprising the securities index for which the option has been purchased. In writing securities index options, the principal risks are the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities.

     FUTURES TRANSACTIONS. A futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures exchanges and trading in futures is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

     Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     Upon entering into a futures contract, the Fund will be required to deposit with a futures commission merchant a certain percentage (usually 1% to 5%) of the futures contracts market value as initial margin. As a general matter, the Fund may not commit in the aggregate more than 5% of the market value of its total assets to initial margin deposits on the Fund's existing futures contracts and premium paid for options on unexpired futures contracts. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned upon termination of the futures contract if all contractual obligations have been satisfied. The initial margin in most cases will consist of cash or United States Government securities. Subsequent payments, called variation margin, may be made with the futures commission merchant as a result of marking the contracts to market on a daily basis as the contract value fluctuates.

     First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contact or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

     FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. The Fund may buy and sell futures contracts on debt securities. By purchasing futures on debt securities--assuming a "long" position--the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open future positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Adviser to reflect the fair value of the contract, in which case the positions will be valued by, or under the direction of, the Board of Directors.

     The Fund by hedging through the use of futures on debt securities seeks to establish more certainty with respect to the effective rate of return on their portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

     On other occasions, the Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular debt securities, but expects the rate of return available in the bond market at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities contracts should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the debt securities will be offset, at least to some extent, by the rise in the value of the futures position in debt securities taken in anticipation of the subsequent purchase of such debt securities.

     The Fund could accomplish similar results by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase or by buying debt securities with long maturities and selling debt securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique (to reduce the Fund's exposure to interest rate fluctuations), given the greater liquidity in the futures market than in the bond market, it might be possible to accomplish the same result more effectively and perhaps at a lower cost. See "Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts" below.

     INTEREST RATE AND CURRENCY FUTURES CONTRACTS. The Fund may enter into interest rate or currency futures contracts, including futures contracts on indices of debt securities, as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective rate of return on securities or currencies held or intended to be acquired. Hedging may include sales of futures as a hedge against the effect or expected increases in interest rates or decreases in currency exchange rates, and purchases of futures as an offset against the effect of expected declines in interest rates or increases in currency exchange rates.

     STOCK INDEX FUTURES CONTRACTS. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the futures contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. The Fund may buy and sell stock index futures contracts.

     Stock index futures may be used to hedge the equity portion of the Fund's securities portfolio with regard to market risk (involving the market's assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures contracts, the Fund may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures contracts and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. See "Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts" below.

     OPTIONS ON FUTURES CONTRACTS. For bona fide hedging purposes, the Fund may purchase and sell put options and write call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position) at a specified exercise price at any time before the option expires. Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which presumably will be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (to deliver a "short" position to the option holder) at the option exercise price which presumably will be higher than the current market price of the contract in the futures market.


     When the Fund, as a purchaser of a put option on a futures contract, exercises such option and assumes a short futures position, its gain will be credited to its futures variation margin account. Any loss suffered by the writer of the option of a futures contract will be debited to its futures variation margin account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option usually will realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid as purchaser or required as a writer.

     Options on futures contracts can be used by the Fund to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts themselves. Depending on the pricing of the option, compared to either the futures contract upon which it is based or upon the price of the underlying securities themselves, it may or may not be less risky than direct ownership of the futures contract or the underlying securities.

     In contrast to a futures transaction, in which only transaction costs are involved, benefits received by the Fund as a purchaser in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund which purchased an option will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures contracts.

     If the Fund writes call options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by, or to be acquired for, the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may be partially offset by favorable changes in the value of its portfolio securities.

     While the purchaser or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Fund will not purchase or write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

     FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward currency exchange contracts ("forward currency contracts"), as well as purchase put or call options on foreign currencies. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. In addition, for hedging purposes and to duplicate a cash market transaction, the Fund may enter into foreign currency futures contracts. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market.

     LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may engage in futures, options and currency transactions for investment purposes. The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures contracts and premiums paid for unexpired options on futures contracts used for non-hedging purposes would exceed 5% of the value of the Fund's total assets; provided, however, that in the case of an option that is "in-money" at the time of purchase, the "in-money" amount may be excluded in calculating the 5% limitation. In instances involving the purchase or sale of futures contracts or the writing of covered call options thereon by the Fund, such positions will always be "covered", as appropriate, by, for example, (i) an amount of cash and cash equivalents, equal to the market value of the futures contracts purchased or sold and options written thereon (less any related margin deposits), deposited in a segregated account with its custodian or (ii) by owning the instruments underlying the futures contract sold (i.e., short futures positions) or option written thereon or by holding a separate option permitting the Fund to purchase or sell the same futures contract or option at the same strike price or better.


     Positions in futures contracts may be closed but only on an exchange or a board of trade which provides the market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. Consequently, where a liquid secondary market does not exist, the Fund will be unable to control losses from such futures contracts by closing out its positions.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

     The Fund may make contracts to buy securities for a fixed price at a future date beyond customary settlement time. When such transactions are negotiated, the price is fixed at the time of commitment but delivery and payment for the securities can take place up to three months after the date of commitment to purchase. Such agreements involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund holds, and maintains until the settlement date in a segregated account, cash or high-grade obligations in an amount sufficient to meet the purchase price of its total commitments for forward commitment securities. The Fund may realize short-term profits or losses upon the sale of such forward commitment contracts.


FOREIGN SECURITIES

     The Fund may invest in and hold securities of foreign issuers in an amount, which together with investments in Depositary Receipts, American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") will not exceed 20% of the Fund's total assets. For purposes hereof, securities of foreign issuers means securities of issuers organized or whose principal place of business is outside the United States, or whose securities are principally traded in securities markets outside the United States.

     Investment in foreign securities by the Fund involve certain additional risks, including the possibility of : (1) adverse foreign political and economic developments, (2) less publicly available information about foreign issuers, (3) less comprehensive accounting, reporting and disclosure requirements, (4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (5) expropriation or confiscatory taxation that could effect investments, (6) currency blockages which would prevent cash from being brought back in the United States, (7) generally higher brokerage and custodial costs than those of domestic securities, (8) with respect to foreign securities denominated in foreign currencies, the costs associated with the exchange of currencies and the possibility of unfavorable changes in currency rates and exchange rate regulations and (9) settlement of transactions being delayed beyond periods customary in the United States.

     Investment  in  foreign   securities  may  involve  the  following  special
considerations: with respect to foreign denominated securities, the risk of fluctuating exchange rates; restrictions on and costs associated with the exchange of currencies; the fact that foreign securities and markets are not as liquid as their domestic counterparts; the imposition of exchange control restrictions; and the possibility of economic or political instability. Also, issuers of foreign securities are subject to different and, in some cases, less comprehensive and non-uniform accounting, reporting and disclosure requirements than domestic issuers, and settlement of transactions with respect to foreign securities may be sometimes delayed beyond periods customary in the United States. Foreign securities also generally have higher brokerage and custodial costs than those of domestic securities. As a result, the selection of investments in foreign issues may be more difficult and subject to greater risks than investments in domestic issues. Since the Fund may invest in businesses located in foreign nations, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those nations and there may be more difficulty in obtaining and enforcing a court judgment abroad.

     The Adviser will consider these and other factors before investing in particular securities of foreign issuers and will not make such investments unless, in its opinion, such investments will comply with the policies and meet the objectives of the Fund.

FOREIGN CURRENCY TRANSACTIONS

     The Fund may sell a particular security on either a spot (cash) basis at the rate then prevailing in the currency exchange market or on a forward basis by entering into a forward contract to purchase or sell currency, to hedge against an anticipated decline in the U.S. dollar value of securities it intends or has contracted to sell. This method of attempting to hedge the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. The Fund is not obligated to engage in any such currency hedging operations, and there can be no assurance as to the success of any hedging operations which the Fund may implement. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency it could also limit the potential gain from an increase in the value of the currency. When effecting currency exchange transactions, some price spread (to cover service charges) will be incurred. The Fund does not intend to maintain a net exposure to such contracts where the fulfillment of the Fund's certain provisions of the Internal Revenue Code of 1986 have the effect of limiting the extent to which the fund may enter into forward contracts or futures contracts or engage in options transactions.

     Although these investment practices will be used to generate additional income or attempt to reduce the effect of any price decline in the security subject to the option, they do involve certain risks that are different, in some respects, from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options-the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; and purchasing put options-possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movement in the portion of the securities portfolios being hedged correlate with price movements in the selected securities index. Perfect correlation may not be possible because (i) the securities held or to be acquired by the Fund may not exactly match the composition of the securities indexes on which options are written or (ii) the price movements of the securities underlying the option may not follow the price movements of the portfolio securities being hedged. If the Adviser's forecasts regarding movements in securities prices or interest rates or currency prices or economic factors are incorrect, the Fund's investment results may have been better without the hedge.

DEPOSITARY RECEIPTS

     The Fund may invest in ADRs, GDRs, and EDRs (collectively "Depositary Receipts") which, together with investment in securities of foreign issuers, will not exceed 20% of the Fund's total assets. ADRs are certificates issued by a United States bank representing the right to receive securities of a foreign issuer deposited in a foreign branch of a United States bank and traded on a United States exchange or over-the-counter. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank in the initial underwriting, although the issuing bank may impose charges for the collection of dividends and the conversion of ADRs into the underlying ordinary shares. Brokerage commissions will be incurred if ADRs are purchased through brokers on the domestic stock exchanges. Investments in ADRs have advantages over direct investments in the underlying foreign securities, including the following: they are more liquid investments, they are United States dollar-denominated, they are easily transferable, and market quotations for such securities are readily available. The risks associated with ownership of Depositary Receipts are the same as those associated with investments in foreign securities except there is no currency risk. EDRs and GDRs are typically issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and also evidence ownership of underlying securities issued by a foreign or U.S. securities market. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Brokerage commissions will be incurred if ADRs are purchased through brokers on the U.S. stock exchange.



WARRANTS

     The Fund may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. If, prior to the expiration date, the Fund is not able to exercise a warrant at a cost lower than the underlying securities, the Fund will suffer a loss of its entire investment in the warrant.

INVESTMENT COMPANIES

     The Fund may, subject to its respective investment restrictions, under certain circumstances acquire the securities of other open-end and closed-end investment companies. Such investments often result in duplicate fees and expenses.


PORTFOLIO TURNOVER

     Portfolio turnover for the Fund may vary from year to year or within a year depending upon economic, market and business conditions. A higher portfolio turnover rate may cause the Fund to realize larger amounts of gains or losses and more brokerage commissions or other transaction related costs than it would with a lower portfolio turnover rate. If there are gains, they are passed through to the shareholders as capital gains distributions and, as such, are taxable to the shareholders.

                             INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions relating to the investments of the Fund. The investment restrictions numbered 1 through 7, 10 and 13 are fundamental policies of the Fund and may not be changed without approval of a majority of the outstanding shares of the Fund. (As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting of which more than 50% of the outstanding share are represented or (2) more than 50% of the outstanding shares.) All other investment restrictions are operating policies and are subject to change by the Company's Board of Directors without shareholder approval. No investment restriction which involves a maximum percentage of securities or assets will be considered to be violated unless the excess over the percentage occurs immediately after and is caused by an acquisition or borrowing of securities or assets by the Fund. The Fund will not:

     1. Issue securities senior to its common stock, except to the extent that permissible borrowings may be so construed. For purposes hereof, writing covered call options and entering into futures contracts, to the extent permitted by restrictions 8 and 10 below, shall not involve the issuance of senior securities or borrowings.

     2. Buy securities on margin, except that it may: (a) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and (b) make margin deposits in connection with futures contracts, subject to restriction 10 below.


     3.   Borrow  money,  except  the  Fund  may  as  a  temporary  measure  for extraordinary or emergency purposes, including to cover net redemptions, and not for investment purposes borrow from banks and then in amounts not exceeding 5% of the value of its total assets. This restriction will not prevent the Fund from (a) purchasing securities on a "forward commitment", "delayed delivery" or "when-issued" basis or (b) entering into futures contracts as set forth below in restriction 10, provided that a segregated account consisting of cash or other liquid securities in an amount equal to the total value of the securities underlying such agreement is established and maintained.





     4. Act as an underwriter of securities of other issuers except to the extent that it may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (a) in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933, and (b) in connection with the purchase of government securities directly from the issuer, except to the extent that the disposition of a security may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

     5. Invest 25% or more of the value of the total assets of the Fund in securities of issuers having its principal business activities in the same industry. This restriction also shall not apply to: (i) securities issued or guaranteed by the United States Government, its agents or instrumentalities and (ii) tax-exempt securities issued by governments or political subdivisions of governments.

     6. Invest in real estate, although the Fund may buy securities of companies which deal in real estate, and securities which are secured by readily marketable interests in real estate, including interests in real estate investment trusts, real estate limited partnerships, real estate investment conduits or mortgage related instruments issued or backed by the United States Government, its agencies or its instrumentalities.

     7. Make loans, except the Fund may: (a) purchase bonds, debentures, notes and other debt obligations customarily either publicly distributed or distributed privately to institutional investors and within the limits imposed on the acquisition of restricted securities set forth in restriction 11, and (b) enter into repurchase agreements with respect to its portfolio securities.

     8. Write options, except that the Fund may write covered call options, provided that as a result of such sale, the Fund's securities covering all call options or subject to put options would not exceed 25% of the value of the Fund's total assets.

     9. Purchase options, except that the Fund may purchase put options provided that the total premiums paid for such outstanding options owned by the Fund does not exceed 5% of its total assets. The Fund may not write put options on securities other than to close out previously purchased put options.

     10. Enter into commodity contracts, except that the Fund may enter into financial futures contracts and foreign currency hedging contracts and stock index futures contracts if, immediately thereafter: (a) the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would not exceed 5% of the value of the Fund's total assets, and (b) a segregate account consisting of cash or other liquid securities in an amount equal to the total market value of any futures contract purchased by the Fund, less the amount of any initial margin, is established.

     11. Invest more than 15% of the net asset value of the Fund in securities which are not readily marketable, such as repurchase agreements having a maturity of more than 7 days, restricted securities, time deposits with maturities of more than 7 days, and other securities which are not otherwise readily marketable, provided, however, that the Fund may invest without limitation in restricted securities issued under Rule 144A of the Securities Act of 1933 provided the Board of Directors or the Adviser under the direction of the Board of Directors has determined that each such security is liquid.

     12. Invest more than 10% of the value of its total assets in securities of other open-end and closed-end investment companies, except by purchases in the open market involving only customary broker's commissions or as part of a merger, consolidation, or acquisition, or as otherwise permitted by the Act and rules thereunder.

     13. Make an investment unless, when considering all its other investments, 75% of the value of the Fund's total assets would consist of cash, cash items, United States Government securities, securities of other investment companies, and other securities. For purposes of this restriction, the purchase of "other securities" is limited so that (a) no more than 5% of the value of the Fund's total assets would be invested in any one issuer and (b) no more than 10% of the issuer's outstanding voting securities would be held by the Company. As a matter of operating policy, the Company will not consider repurchase agreements to be subject to this 5% limitation if all the collateral underlying the repurchase agreements are United States Government Securities.

     14. Participate on a joint or joint and several basis in any trading account in securities, although transactions for the Fund and any other account under common management may be combined or allocated between the Fund and such account.

     15. Invest in companies for the sole purpose of exercising control or management.

     16. Invest in interests, other than debentures or equity stock interests, in oil and gas or other mineral exploration or development programs.

     17. Invest in securities of foreign issuers, except the Fund may invest up to 20% of the value of its total assets in securities of foreign issuers including ADRs.

     18.  Effect short sales of securities, except short sales against the box.



                          INVESTMENT ADVISORY SERVICES

INVESTMENT MANAGEMENT AND ADMINISTRATION

     The Company has entered into an Investment Management Agreement (the "Advisory Agreement") with respect to the Fund with Van Eck Associates Corporation ("Van Eck Associates" or "the Adviser") and a Sub-Advisory Agreement with John A. Levin & Co., Inc. ("Levin" or the "Sub-Adviser"), pursuant to which the Adviser serves as investment adviser to the Fund. Under the terms of the agreements, the Sub-Adviser, subject to review by the Company's Board of Directors, has the day-to-day responsibility for making decisions to buy, sell, or hold any particular security for all the Funds. See "MANAGEMENT OF THE FUND" in the Prospectus.


At a regular meeting of the Board of Directors of the Fund (which consists of the same individuals who serve as Directors of the Company) held on December 12, 2001, a majority of the directors of the Fund including a majority of the directors who are not "interested persons" of the Fund (the " Independent Directors") considered and unanimously approved the Agreement for the Fund. In considering the approval of the Agreement, the directors of the Fund, including the Independent Directors, considered whether the approval of the Prior Agreement was in the best interests of the Fund and the shareholders of the Fund. The directors also reviewed materials furnished by Van Eck Associates and met with representatives of Van Eck Associates. Among other things, the directors considered the investment philosophy and style of Van Eck Associates its relative performance record and its personnel. The directors noted that Van Eck Associates intended to engage Levin as sub-adviser to the Fund, and that Levin intended to use a mid-cap value strategy. The directors were also presented with certain comparative information on advisory fees paid by other mutual funds managed with a mid-cap value strategy, which indicated that the advisory fees payable under the Advisory Agreement would fall in the middle of the second quartile (as ranked from highest to lowest fees).

     The Sub-Advisory agreement may be terminated, without payment of any penalty, by any party by the vote of the Board of Directors or by the vote of a majority of the Fund's outstanding voting securities on 10 days' written notice to Levin or by Van Eck Associates or Levin at any time upon 60 days' notice to the other parties. The Sub-Advisory Agreement will terminate automatically in the event of its assignment.


     The Company entered into an Administration Agreement dated October 1, 1997 with respect to the Fund with Van Eck Associates Corporation (the "Administrator"), pursuant to which the Administrator, subject to review by the Company's Board of Directors, is responsible for providing administrative and accounting functions to the Fund including certain legal, accounting, regulatory and compliance services, state registration services, corporate secretary and board of directors administration, tax compliance services and reporting. The agreement may be terminated, without the payment of any penalty, by any party, by the vote of the Board of Directors, or by vote of a majority of the outstanding shares of the Fund, on 60 days' written notice to the Administrator, or automatically in the event of an assignment.

     For providing investment advisory, management, and administrative services to the Fund, Administrator was entitled to receive monthly compensation based on a percentage of the average net asset value of the Fund under a monthly fee schedule equal to 0.45% of the Fund's average annual net assets. The fees, net of waivers, paid to the Adviser and Administrator are set forth below:


ADVISER'S FEES

                                                   MID CAP VALUE FUND                          TOTAL RETURN FUND
                                          --------------------------------------     -------------------------------------
                                          ADVISER'S FEES    ADMINISTRATOR'S FEES     ADVISER'S FEES   ADMINISTRATOR'S FEES
                                          ----------------  --------------------     --------------   --------------------
Fiscal year ended December 31, 2001           $119,218           $283,462              $56,452               $134,113
Fiscal year ended December 31, 2000           $175,191           $412,140              $75,619               $187,420
Fiscal year ended December 31, 1999           $130,692           $317,818              $77,708               $178,784



FEES PAID TO THE ADVISER

     An Expense Limitation Agreement implemented certain expense limits between the Company and the Adviser.


     For the year ended December 31, 2001, the rate of expenses borne by the Funds were limited to 1.35% and for the years ended December 31st 2000 and 1999 such limitations were 1.32% and 1.35%, respectively.


                                 THE DISTRIBUTOR


     Van Eck Securities Corporation (the "Distributor"), a wholly-owned subsidiary of the Administrator, serves as distributor of the shares of the Fund pursuant to a Distribution Agreement dated October 1, 1997, approved by action of the Board of Directors at a meeting held on October 1, 1997.


     Under the terms of the Distribution Agreement, the Distributor will use its best efforts to distribute the Company's shares among investors and broker-dealers with which it has contracted to sell the Company's shares. The shares are sold only at the public offering price in effect at the time of the sale ("Offering Price"), which is determined in the manner set forth in the Prospectus under "HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES". The Company will receive not less than the full net asset value of the shares of the Fund sold, which amount is determined in the manner set forth in this Statement of Additional Information under "VALUATION OF SHARES". The amount between the Offering Price and the net asset value of the Fund may be retained by the Distributor or it may be reallowed in whole or in part to broker-dealers effecting sales of the Company's shares. See "PURCHASE OF SHARES" in the Prospectus.

For the year ended December 31, 1999, the Distributor retained $111,365 after reallowances of $21,090 from the Company. For the year ended December 31, 2000, the Distributor retained $17,759 after reallowances of $97,024. For the year ended December 31, 2001, the Distributor retained $28,855 after reallowances of $4,907.

     The Company pays the costs and expenses incident to registering and qualifying its shares for sale under the Federal securities law, the costs and expenses relating to notice filings, the costs of preparing, printing, and distributing prospectuses, reports and other marketing materials to prospective investors.

     The Company has adopted a plan of distribution pursuant to Rule 12b-1 under the Act ("Distribution Plans"), which provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares.

     The maximum expenditure the Company may reimburse under the Distribution Plans will be the lesser of (i) the actual expenses incurred in distribution related activities permissible under the Distribution Plan ("Rule 12b-1 activities"), as determined by the Board of Directors of the Company, or (ii) 0.50% per annum of the net asset value of each Fund's shares. Reimbursements under the Distribution Plan will be accrued daily and paid quarterly in arrears.

     The National Association of Securities Dealers, Inc. ("NASD") adopted amendments to Article III, Section 26 of its Rules of Fair Practice which, among other things, (i) impose certain limits on "asset based sales charges" paid to finance sales or sales promotion expenses) in order to regulate such charges under the maximum sales load limitations applicable to investment companies and
(ii) treat "service fees"; payments made for personal shareholder services and/or maintenance of shareholder accounts) as distinguishable from asset based sales charges and, therefore, outside the scope of the maximum sales load limitations. The Company's Distribution Plan contemplate that activities to both
(i) finance the sale of Company shares and (ii) compensate persons who render shareholder support services are Rule 12b-1 activities within the meaning of the Distribution Plans.

     In light of the NASD rule amendments, the Board of Directors, and separately a majority of the Independent Directors, determined it would be appropriate and in the best interest of the Company and its shareholders to clearly identify that portion of the maximum expenditure under the Distribution Plan that should be considered to be asset based sales charges and that portion should be considered to be service fees. Consequently, it was determined that 0.25% per annum of the average daily net asset value of the Fund be considered to be asset based sales charges, as defined by Article III, Section 26 of the NASD's Rules of Fair Practice, and 0.25% per annum of the average daily net asset value of the Fund be considered to be service fees, as defined by Article III, Section 26 of the NASD's Rules of Fair Practice. No payment of a service fee will be made to a securities dealer unless that dealer has sold shares of the Company that are then outstanding for a minimum of 12 months and that are valued in excess of $1,000.

     The Distribution Plan does not provide for any charges to the Company for excess amounts expended by the Distributor and, if the Distribution Plan is terminated in accordance with its terms, the obligation of the Company to make payments to the Distributor pursuant to the Distribution Plan will cease. The Distribution Plan does not provide for the reimbursement of the Distributor for any expenses of the Distributor attributable to the Distributor's "overhead".

For the years ended  December 31, 2001,  2000 and 1999,  $244,292,  $975,717 and
$635,183 was the net amount paid by the Company to the Distributor, under the Class A Plan of Distribution.


     The Distribution Plan as to the Class A shares was approved on April 23, 2002 by the Board of Directors, and separately by all directors who are not interested persons of the Company and who have no direct or indirect interest in the Distribution Plan or related arrangements (the "Rule 12b-1 Directors"). The Distribution Plan will continue in effect from year to year if approved by the votes of a majority of the Company's Board of Directors and the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such approval. All material amendments to the Distribution Plan must be likewise approved by the Board of Directors and the Rule 12b-1 Directors. The Distribution Plan may be terminated, without penalty, at any time by vote of a majority of the Rule 12b-1 Directors or by vote of a majority of the outstanding shares of the Company, on 60 days' written notice. The Distribution Plan may not be amended to increase materially the amount of expenditures under the Distribution Plan unless such amendment is approved by a vote of the voting securities of the Fund. The Distribution Plan will automatically terminate in the event of its assignment (as defined in the Act). So long as the Distribution Plan is in effect, the election and nomination of Directors who are not "interested persons" of the Company shall be committed to the discretion of the Directors who are not "interested persons." The Directors have determined that, in their judgment, there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Company will preserve copies of the Distribution Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Distribution Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Distribution Plan, see the Prospectus.

                                                                      TOTAL
                                               MID CAP VALUE FUND   RETURN FUND
                                               ------------------   -----------
TOTAL
VAN ECK SECURITIES CORPORATION
12b-1 ACCOUNTING--PREDECESSOR FUND
YEAR ENDED DECEMBER 31, 2001

TOTAL 12b-1 EXPENSE PER BOOKS                       $305,122         $144,045
PAYMENT TO SECURITIES DEALERS                         60,831           33,404
                                                     -------         --------

NET 12b-1 FEES                                       244,292         110,646
                                                     -------

DISTRIBUTION EXPENDITURES:
Reports                                                  348             348
Dealer Fact Sheets                                     1,125           1,126
Prospectus                                               178             178
Marketing Support Telephone                            3,623           1,712
Marketing Department Expenses                        205,143          97,154
Telemarketing Department Expenses                     33,437          15,835
                                                     -------         -------

TOTAL EXPENDITURES                                   243,853         116,353
                                                     -------         -------

12B-1 FEES IN EXCESS OF TOTAL EXPENDITURES ($)       $   438         $(5,712)
                                                     =======         =======




                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Under the Investment Management Agreement, the Adviser has the day-to-day responsibility for selecting broker-dealers through which securities are to be purchased and sold.

     The money market securities and other debt securities purchased by the Fund usually will be purchased on a principal basis directly from issuers, underwriters, or dealers. Accordingly, no brokerage charges are expected to be paid on such transactions. However, purchases from an underwriter on a principal basis generally include a concession paid to the underwriter, and transactions with a dealer usually include the dealer's "mark-up" or "mark-down".

     Insofar as known to management, no director or officer of the Company, or of the Adviser, Sub-Adviser or any person affiliated with them has any material direct or indirect interest in any broker employed by or on behalf of the Company except as officers or directors of the Distributor.

     In selecting broker-dealers to execute transactions with respect to the Fund, the Adviser is obligated to use its best efforts to obtain for the Fund the most favorable overall price and execution available, considering all the circumstances. Such circumstances include the price of the security, the size of the broker-dealer's "spread" or commission, the willingness of the broker-dealer to position the trade, the reliability, financial strength and stability and operational capabilities of the broker-dealer, the ability to effect the transaction at all where a large block is involved, availability of the broker-dealer to stand ready to execute possibly difficult transactions in the future, and past experience as to qualified broker-dealers. Such considerations are judgmental and are weighed by the Adviser in seeking the most favorable overall economic result to the Company.

     Subject to the foregoing standards, the Adviser and Sub-Adviser have been authorized by the Company's Board of Directors to allocate brokerage to broker-dealers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934. Pursuant to that authorization, the Adviser may cause the Fund to pay any broker- dealer a commission in excess of the amount another broker-dealer would have charged for effecting the same transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer to the Adviser, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Company and other accounts as to which it exercises investment discretion. Such brokerage and research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and strategies for the Fund. Such research services may be used by the Adviser in connection with any other advi-sory accounts managed by it. Conversely, research services to any other advisory accounts may be used by the Adviser in managing the investments of the Company.

     During the years ended December 31, 2001, 2000 and 1999, the Predecessor Fund paid no commissions to an affiliated broker/dealer and no commissions were contingent upon the sale of Fund shares.

     The Adviser will use its best efforts to recapture all available tender offer solicitation fees and similar payments in connection with tenders of the securities of the Company and to advise the Company of any fees or payments of whatever type which it may be possible to obtain for the Company's benefit in connection with the purchase or sale of the Company's securities.

     The Adviser and their affiliates may provide investment advice to other clients, including, but not limited to, mutual funds, individuals, pension funds and institutional investors. Some of these investment portfolios, as well as the portfolios of other clients, may have investment objectives and investment programs similar to the Fund. Accordingly, occasions may arise when the Adviser and investment personnel of the Sub-Adviser may select securities for purchase or sale by the Fund that are also held by other advisory accounts, or that are currently being purchased or sold for other advisory accounts. It is the practice of the Adviser and its investment personnel, its affiliates to allocate such purchases or sales insofar as feasible, among their advisory clients in a manner they deem equitable. It is the policy of the Adviser and their affiliates not to favor any one account over the other.

     The Board of Directors is responsible for supervising the operation of the Fund. It establishes the Fund's major policies, reviews investments, and provides guidance to the Advisor and others who provide services to the Fund.

     The present  members of the Audit  Committee are Richard D.  Stamberger and
David J. Olderman. The duties of this Committee include meeting which representatives of the Company's independent accountants to review fees, services, procedures, conclusions and recommendations of independent auditors and to discuss the Company's system of internal controls. Thereafter, the Committee reports to the Board of the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

     The present members of the Nominating Committee of the Board of Directors are Richard D. Stamberger and David J. Olderman. The duties of this Committee include consideration of recommendations on nominations for Directors, review of the composition of the Board, and recommendations of meetings, compensation and similar matters.

     The present member of the Executive Committee is John C. van Eck. The duties of this Committee are to exercise the general powers of the Board of Directors between meetings of the Board.

     The Directors and principal officers of the Company are identified below, together with biographical information.

                             DIRECTORS AND OFFICERS
                             ----------------------

                                           TERM OF          PRINCIPAL             NUMBER OF                    OTHER
                                         OFFICE(2) AND     OCCUPATIONS            FUNDS IN                  DIRECTORSHIPS
NAME, ADDRESS(1)     POSITION(S) HELD     LENGTH OF        DURING PAST           FUND COMPLEX                  HELD BY
   AND AGE             WITH FUND         TIME SERVED         5 YEARS            TRUSTEE/OFFICER            TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*
John C. van Eck         Chairman         Since 1997    Chairman, Van Eck         Van Eck Funds, Inc.       Chairman of the
(86)                      and                          Associates Corporation    (2); Van Eck Funds        Board of the
                        Director                       and Van Eck Securities    (6); Worldwide            Adviser
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS
Jeremy H. Biggs         Director         Since 1997    Vice Chairman, Director   Van Eck Funds, Inc.       Chairman, Davis Funds
(65)                                                   and Chief Investment      (2); Van Eck Funds        Group; Treasurer and
                                                       Officer, Fiduciary Trust  (6); Worldwide            Director, Royal Oak
                                                       Company International     Insurance Trust (4)       Foundation; Director,
                                                                                                           Union Settlement
                                                                                                           Association; First
                                                                                                           Vice President, Trustee
                                                                                                           and Chairman, Finance
                                                                                                           Committee, St. James
                                                                                                           School
------------------------------------------------------------------------------------------------------------------------------------
David J. Olderman       Director         Since 1997    Private investor          Van Eck Funds, Inc.       None
(66)                                                                             (2); Van Eck Funds
                                                                                 (6); Worldwide
                                                                                 Insurance Trust (4)
------------------------------------------------------------------------------------------------------------------------------------
Richard D. Stamberger   Director         Since 1997    President, SmartBrief.    Van Eck Funds, Inc.       Partner and
(43)                                                   com                       (2); Van Eck Funds        Co-founder, Quest
                                                                                 (6); Worldwide            Partners, LLC; Executive
                                                                                 Insurance Trust (4)       Vice President, Chief
                                                                                                           Operating Officer and
                                                                                                           Director of NuCable
                                                                                                           Resources Corporation
----------------------------------------------------------------------------------------------------------------------------------

                                           TERM OF          PRINCIPAL             NUMBER OF                    OTHER
                                         OFFICE(2) AND     OCCUPATIONS            FUNDS IN                  DIRECTORSHIPS
NAME, ADDRESS(1)     POSITION(S) HELD     LENGTH OF        DURING PAST           FUND COMPLEX                  HELD BY
   AND AGE             WITH FUND         TIME SERVED         5 YEARS            TRUSTEE/OFFICER            TRUSTEE/OFFICER
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
Bruce J. Smith          Vice President    Since 1997   Senior Vice President     Van Eck Funds, Inc.       None
(47)                    and Controller                 and Chief Financial       (2); Van Eck Funds
                                                       Officer, Van Eck          (6); Worldwide
                                                       Associates Corporation;   Insurance Trust (4)
                                                       Senior Managing
                                                       Director, Van Eck
                                                       Securities Corporation

                                           TERM OF          PRINCIPAL                 NUMBER OF                 OTHER
                                         OFFICE(2) AND     OCCUPATIONS                FUNDS IN               DIRECTORSHIPS
NAME, ADDRESS(1)     POSITION(S) HELD     LENGTH OF        DURING PAST               FUND COMPLEX               HELD BY
   AND AGE             WITH FUND         TIME SERVED         5 YEARS                TRUSTEE/OFFICER         TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Thomas H. Elwood      Vice President     Since 1998    Vice President, Secretary   Van Eck Funds, Inc.     None
(54)                  and Secretary                    and General Counsel,        (2); Van Eck Funds
                                                       Van Eck Associates          (6); Worldwide
                                                       Corporation, Van Eck        Insurance Trust (4)
                                                       Securities Corporation
                                                       and other affiliated
                                                       companies
------------------------------------------------------------------------------------------------------------------------------------
Alex Bogaenko         Officer            Since 1997    Director of Portfolio       Van Eck Funds, Inc.     None
(39)                                                   Administration, Van         (2); Van Eck Funds
                                                       Eck Associates              (6); Worldwide
                                                       Corporation and Van         Insurance Trust (4)
                                                       Eck Securities
                                                       Corporation
------------------------------------------------------------------------------------------------------------------------------------
Susan Lashley         Officer            Since 1997    Managing Director,          Van Eck Funds, Inc.     None
(47)                                                   Mutual Fund                 (2); Van Eck Funds
                                                       Operations, Van Eck         (6); Worldwide
                                                       Securities Corporation      Insurance Trust (4)
------------------------------------------------------------------------------------------------------------------------------------


(1) The address for each Director/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

(2) Each Director serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Directors.


* John C. van Eck is an interested director as he owns shares and is on the Board of Directors of the investment adviser.


                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                                    IN ALL REGISTERED INVESTMENT COMPANIES
                                           DOLLAR RANGE OF EQUITY SECURITIES                OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                                      IN THE FUND                       FAMILY OF INVESTMENT COMPANIES
------------------                          -------------------------------         --------------------------------------
John C. Van Eck                                          $0                                        Over $100,000
Jeremy H. Biggs                                           0                                         $10-$50,000
David J. Olderman                                         0                                             None
Richard D. Stamberger                                     0                                             None

                       NAME OF OWNERS
                      AND RELATIONSHIPS                         TITLE OF               VALUE OF            PERCENT OF
NAME OF DIRECTOR         TO DIRECTOR        COMPANY               CLASS               SECURITIES              CLASS
------------------------------------------------------------------------------------------------------------------------------------

                            2001 COMPENSATION TABLE

NAME OF                    AGGREGATE                 PENSION OR RETIREMENT              TOTAL COMPENSATION
PERSON                     COMPENSATION              BENEFITS ACCRUED AS PART OF        FROM FUND AND FUND
POSITION                   FROM FUND                 FUND EXPENSES                      COMPLEX(a) PAID TO DIRECTORS
-------                    ------------              ------------------------           -------------------------
John C. van Eck            $0                        $0                                 $0
Chairman

Jeremy Biggs               $5,000                    $5,000                             $36,000
Director

Richard D. Stamberger      $0                        $0                                 $36,000
Director

David Olderman             $5,750                    $0                                 $39,250
Director


----------
(a) The term "fund complex" refers to the funds of the Company, and of Van Eck Funds and Van Eck Worldwide Insurance Trust, which are managed by the Administrator. The directors are paid a fee for their services to the Company. No other compensation, including pension or other retirement benefits, is paid to the directors by the fund complex.

                               PURCHASE OF SHARES

GROUP PURCHASES


     An individual who is a member of a qualified group may purchase shares of the Funds at the reduced commission applicable to the group taken as a whole. The commission is based upon the aggregate dollar value, at the current offering price, of shares owned by the group, plus the securities currently being purchased. For example, if members of the group held $80,000, calculated at current offering price, of the Fund's Class A shares and now were investing $25,000, the sales charge would be 3.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting the Distributor.

     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring a Fund's shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its cost of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Distributor and the members of the group, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange the use of Automatic Investment Plan.


COMBINED PURCHASES

     Shares of funds in the Van Eck Global Group of Funds (except the Van Eck U.S. Government Money Fund series of Van Eck Funds) may be purchased at the initial series charged applicable to the quantity purchased levels shown above by combining concurrent purchases.


LETTER OF INTENT


     Purchasers who anticipate that they will invest (other than through exchanges) $100,000 or more in one or more of the funds in the Van Eck Funds (Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund and Troika Dialog Fund, except the U.S. Government Money fund) within thirteen months may execute a Letter of Intent on the form in the Application. The execution of a Letter of Intent will result in the purchaser paying a lower initial sales charge, at the appropriate quantity purchase level shown above, on all purchases during a thirteen month period. A purchase not originally made pursuant to a Letter of Intent may be included under a Letter of Intent executed within 90 days after such purchase.

RIGHT OF ACCUMULATION


     The above scale of initial sales charges also applies to an investor's current purchase of shares of any of the funds in the Van Eck Funds (except the Van Eck U.S. Government Money Fund) where the aggregate value of those shares plus shares of the funds previously purchased and still owned, determined at the current offering price, is more than $100,000, provided the Distributor of DST is notified by the investor or the Broker or Agent each time a purchase is made which would so qualify.


AVAILABILITY OF DISCOUNTS

     An investor or the Broker or Agent must notify DST or the Distributor at the time or purchase whenever a quantity discount or reduced sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

                               VALUATION OF SHARES


     The net asset value of the shares of the Fund is normally determined as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. New York
Time) on each day during which the New York Stock Exchange is open for trading and at such other times when both the degree of trading in the Fund's portfolio securities would materially affect the net asset value of the Fund's shares and shares of the Fund were tendered for redemption or a repurchase order was received. The New York Stock Exchange is open from Monday through Friday except on the following national holidays: New Years Day, Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Dividends paid by the Fund with respect to Class A shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount.

     Class A shares of the Fund are sold at the public offering price which is determined once each day the Fund is open for business, which is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus.


     Portfolio securities which are traded on national securities exchanges are valued at the last quoted sale price as of the close of business of the New York Stock Exchange or, lacking any quoted sales, at the mean between the closing bid and asked prices.

     Securities traded in the over-the-counter market as part of the NASDAQ National Market system are valued at the last quoted sale price (at the close of the New York Stock Exchange) obtained from a readily available market quotation system or securities pricing services. If no sale took place, such securities are valued at the mean between the bid and asked prices.

     Long-term  U.S.  Treasury   securities  and  other  obligations  issued  or
guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices from bond pricing services.

     Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service when such prices are available or, when appropriate, from over-the-counter exchange quotations or from broker-dealers who make a market in that security.


     Foreign securities denominated in foreign currencies are valued at representative quoted prices on the principal exchange of the country of origin and are converted to United States dollar equivalents using that day's current exchange rate (New York closing spot). Occasionally, significant events affecting the values of such securities may occur between the times at which they are determined and the close of the New York Stock Exchange. If, during such periods, significant events occur which materially affect the value of the securities of the Fund and during such periods either shares are tendered for redemption or a purchase or sale order is received by the Company, such securities will be valued at fair value as determined in good faith by the Board.


     All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or at the mean between the closing bid and asked prices, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such non-U.S. over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believes accurately reflects fair value.

     Options and convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the mean between the closing bid and asked prices.

     Futures contracts are valued as of their last sale price or, if there is no sale, at the mean between the closing bid and asked prices.

     Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Company using its best judgment.

                               EXCHANGE PRIVILEGE


     Class A shareholders of the Fund may exchange their shares for shares of the same class of other of the funds in the Van Eck Funds. The Exchange Privilege will not be available if the proceeds from a redemption of shares of a fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or State Street Bank and Trust Company ("SSBT"), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of the Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.


     The Fund reserves the right to (i) charge a fee of not more than $5.00 per exchange payable to the Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the fund originally purchased without sales charge, for a period of not less than three (3) months.


     By exercising the Exchange Privilege each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Company and each of its funds, their investment adviser, sub-investment adviser (if any), distributor, transfer agent, SSBT and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys' fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).


                         TAX-SHELTERED RETIREMENT PLANS


     The Company offers several prototype tax-sheltered retirement plans through which shares of a Fund may be purchased. These plans are more fully described below. State Street Bank and Trust Company, P.O. Box 218407, Kansas City, Missouri 64121, acts as the trustee and/or custodian (the "Trustee") under the retirement plans offered by the Company. Persons who wish to establish a tax-sheltered retirement plan should consult their own tax advisors or attorneys regarding their eligibility to do so and the laws applicable thereto, such as the employee coverage and nondiscrimination rules, fiduciary responsibility provisions, diversification requirements and the reporting and disclosure obligations under the Employee Retirement Income Security Act of 1974 and applicable state tax laws. The Company is not responsible for compliance with such laws. Further information regarding the retirement plans, including applications and fee schedules, may be obtained upon request to the Company.

     REGULAR INDIVIDUAL RETIREMENT ACCOUNT AND SPOUSAL INDIVIDUAL RETIREMENT ACCOUNT. The Regular IRA is available to all individuals under age 70 1/2, including self-employed individuals, who receive compensation for services rendered and wish to purchase shares of a Fund. Spousal Individual Retirement Accounts ("SPIRA") are available to individuals who are otherwise eligible to establish a Regular IRA for themselves and whose spouses are treated as having no compensation of their own.

     The amount an individual contributes to a Regular IRA reduces the amount the individual can contribute to a Roth IRA for the same year.

     In general, the maximum deductible contribution to an IRA which may be made for any one year is $2,000 or 100% of annual compensation includible in gross income, whichever is less. If an individual establishes a SPIRA, the maximum aggregate deductible amount that the individual may contribute annually is the lesser of $4000 or 100%. However, that no more than $2,000 per year for either the individual or the spouse may be contributed to either the IRA or SPIRA.

     In the case of a taxpayer who is deemed to be an active participant in an employer-sponsored retirement plan, no deduction is available for contributions to a Regular IRA or SPIRA if his adjusted gross income exceeds the annual maximum. For 1998, the annual maximum is $60,000 for married taxpayers filing jointly, $40,000 for single taxpayers, and $10,000 for married taxpayers filing separately. For each year after 1998, the annual maximum for married taxpayers filing jointly and single taxpayers is increased $1,000. In 2006, the annual maximum filing jointly increases $5,000 and in 2007 increases $15,000. (Married taxpayers who file joint tax returns will not be deemed to be active participants solely because their spouse is an active participant under an employer-sponsored retirement plan. However, when one spouse is an active participant and the other is not, no deduction is available for contributions to a Regular IRA by the nonactive participant spouse if the spouses' combined adjusted gross income exceeds $160,000.) Taxpayers who are active participants in employer-sponsored retirement plans will be able to make fully deductible IRA contributions at the same levels discussed above, if their adjusted gross income is less than the annual minimum. For 1998, the annual minimum is $50,000 for married taxpayers filing jointly and $30,000 for single taxpayers. For married taxpayers filing jointly and single taxpayers, the annual minimum is increased at the same rate as the annual maximum through the year 2005. After 2005, the annual minimum for married taxpayers filing jointly is increased $5,000 in 2006 and for 2007.

     In the case of taxpayerswhoare active participants in employer-sponsored retirement plans and who have adjusted gross income between the applicable annual minimum and maximum, deductible IRA contributions will be phased out. In general and before 2007, the $2,000 IRA deduction is reduced by $200 for each $1,000 of adjusted gross income in excess of the applicable minimum. In general, in the case of a taxpayer who contributes to an IRA and a SPIRA, the $4000 IRA deduction is reduced by $400 for each $1,000 of adjusted gross income in excess of the applicable minimum.

     Individuals who are ineligible to make fully deductible contributions may make nondeductible contributions up to an aggregate of $2,000 in the case of contributions (deductible and nondeductible) to a Regular IRA and up to an aggregate of $4,000 in the case of contributions (deductible and nondeductible) to a Regular IRA and SPIRA. The income upon all such contributions will accumulate tax free until distribution.

     In addition, a separate rollover IRA may be established by a "rollover" contribution, which may permit the tax-free transfer of assets from qualified retirement plans under specified circumstances. A "rollover contribution" from a qualified retirement plan includes a lump sum distribution received by an individual, because of severance of employment, from a qualified plan and paid into an individual retirement account within 60 days after receipt or transferred directly in a trust-to-trust transfer. A rollover IRA can be established even if the individual is over age 70 1/2.

     Dividends and capital gains earned on amounts invested in either an IRA or SPIRA are automatically reinvested by the Trustee in shares of the Fund and accumulate tax-free until distribution. Distributions from a Regular IRA, SPIRA or rollover IRA, to the extent taxable, are taxable as ordinary income. Distributions from either an IRA or SPIRA prior to age 59 1/2 may result in adverse tax consequences and penalties. In addition, there may be a penalty on contributions in excess of the contribution limits and other penalties are imposed on insufficient payouts after age 70 1/2.

     ROTH INDIVIDUAL RETIREMENT ACCOUNT AND SPOUSAL ROTH INDIVIDUAL RETIREMENT ACCOUNT. The Roth IRA is available to all individuals who wish to purchase Fund shares regardless of their age, including self-employed individuals, and whose adjusted gross income is less than $160,000 for married taxpayers filing jointly, $10,000 for married taxpayers filing jointly, $10,000 for married taxpayers filing separately, and $110,000 for single taxpayers. Spousal Roth IRAs ("SPRIRA") are available to individuals who are otherwise eligible to establish a Roth IRA for themselves and whose spouses are treated as having no compensation of their own.

     Contributions to a Roth IRA or SPRIRA are not deductible. In general, the maximum annual contribution to a Roth IRA which may be made for any one year is $2,000 or 100% of annual compensation includible in gross income, whichever is less, minus any contributions made for the year to a Regular IRA. If an individual establishes a SPRIRA, the aggregate maximum amount that the individual may contribute annually is the lesser of $4,000 or 100% of the combined compensation of individual and spouse, minus any deductible Regular IRA or Roth IRA contributions made by the individual to his own Regular or Roth IRA for the taxable year. The amount an individual contributes to a Roth IRA reduces the amount such individual can contribute to a Regular IRA for the same year.

     Taxpayers can make the full annual contribution to a Roth IRA if their adjusted gross income for the year is less than $150,000 if married filing jointly, or less than $95,000 if single.

     Taxpayers who are eligible to establish a Roth IRA, but whose adjusted gross incomes exceed the amount for making a full annual contribution, can make a reduced contribution to the Roth IRA. In general, to determine the reduced contribution: (i) subtract the base amount ($95,000 for single, $150,000 for married filing jointly, $0 for married filing separately) from adjusted gross income; (ii) subtract the amount in (i) above from $15,000 ($10,000 if married filing jointly or married filing separately); (iii) divide the amount in (ii) by $15,000 ($10,000 if married filing jointly or married filing separately); and
(iv) multiply the fraction from (iii) by $2,000 ($4,000 for a SPRIRA).

     In addition, if the adjusted gross income of married taxpayers who file joint returns or a single taxpayer is less than $100,000, they may convert a non-Roth IRA to a Roth IRA. Married couples filing separate returns cannot make such a conversion. A taxpayer converts a non Roth IRA into a Roth IRA by withdrawing the funds from his non Roth IRA and rolling them over into a Roth IRA within 60 days, or by directing his non Roth IRA trustee or custodian to convert the existing non Roth IRA with such custodian or trustee. Except for conversions made during 1998, the amount rolled over from the non Roth IRA to the Roth IRA is includible in income and subject to income tax in the year of conversion. For non Roth IRAs converted into Roth Conversion IRAs during 1998, special rules apply. The amount rolled over is includible in Federal gross income (and subject to Federal income taxes) over a four year period.

     In addition, an individual can rollover a Roth IRA into another Roth IRA within 60 days after receipt of the funds (or directly in a trustee-to-trustee transfer).

     Dividends and capital gains earned on amounts invested in either a Roth IRA or SPRIRA are automatically reinvested by the Trustee in shares of a Fund and accumulate tax free until distribution.

     "Qualified distribution" from either a Roth IRA or SPRIRA are not included in federal gross income and not subject to federal income tax. Any non-qualified distribution is includible in federal gross income and subject to federal income tax only to the extent it is a distribution of earnings. These earnings are taxable as ordinary income. To be a "qualified distribution" the amounts must be withdrawn after the "5-year holding period" and must be withdrawn when you are age 59 1/2 or older, because of death or permanent disability, or to pay for qualifying "first-time homebuyer expenses." For Roth IRAs, SPRIRAs and rollover Roth IRAs, the "5-year holding period" is the five tax year period beginning with the first tax year for which the taxpayer made a contribution to his or her Roth IRA. For non Roth IRAs converted into Roth IRAs, the "5-year holding period" is the five tax year period beginning with the first tax year in which the non Roth IRA was converted to a Roth IRA.

     Withdrawals are deemed to be made first from contributions to the Roth IRA and then from earnings. Thus, until the full amount contributed has been withdrawn, withdrawals are not includible for federal gross income. Special rules apply to withdrawals from Regular IRAs converted in 1998 to a Roth IRA.

     The taxable portion of distributions from either a Roth IRA or SPRIRA prior to age 59 1/2 may result in adverse tax consequences and penalties. In addition, there may be a penalty on contributions in excess of the contribution limits.

     SIMPLIFIED EMPLOYEE PENSION PLAN. An SEP may be utilized by employers to provide retirement income to employees by making contributions to employee SEP IRAs. Owners and partners may qualify as employees. The employee is always 100% vested in contributions made under an SEP. Subject to certain limitations, an employer may also make contributions to an SEP-IRA under a salary reduction arrangement, by which the employee elects contributions to an SEP-IRA in lieu of immediate cash compensation. After December 31, 1996, contributions under a salary reduction arrangement are permitted only into SEP plans in existence on December 31, 1996. The maximum contribution to an SEP-IRA (an IRA established to receive SEP contributions) is the lesser of $30,000 or 15% of taxable compensation from the employer, excluding contributions made pursuant to a salary reduction arrangement.

     Contributions by employers under an SEP arrangement up to the maximum permissible amounts are deductible by employers for federal income tax purposes. Contributions up to the maximum permissible amounts are not includible in the gross income of the employee. Dividends and capital gains on amounts invested in SEP-IRAs are automatically reinvested by the Trustee in shares of the mutual fund that paid such amounts, and accumulate tax-free until distribution. Withdrawals of amounts prior to age 59 1/2 may result in adverse tax consequences. In addition, there may be a penalty on contributions in excess of the contribution limits, and other penalties are imposed on insufficient payouts after age 70 1/2.

     QUALIFIED PENSION PLANS. International Investors Fund offers forms of prototype profit sharing and money purchase pension plans (together, the "Qualified Pension Plans") that can be utilized by self-employed individuals, partnerships and corporations (for this purpose called "Employers") and their employees who wish to purchase shares of a Fund under a retirement program.

     The maximum combined contribution which may be made to all Qualified Pension Plans in any one year on behalf of a participant is, depending on the types of plans and benefit formula selected by the Employer, up to the lesser of $30,000 or 25 percent of compensation (net earned income in the case of a self-employed individual). Contributions by Employers to Qualified Pension Plans up to the maximum permissible amounts are deductible for Federal income tax purposes. Amounts contributed by employers on behalf of employees are not taxed to the employees until the time of distribution, except that contributions in excess of permissible amounts may result in adverse tax consequences and penalties to the Employer. Dividends and capital gains earned on amounts invested in Qualified Pension Plans are automatically reinvested by the Trustee in shares of a Fund and accumulate tax-free until distribution.

     Amounts contributed by employers on behalf of employees are not taxed to the employees until the time of distribution, except that withdrawals of contributions prior to age 59 1/2 may result in adverse tax consequences and penalties.

     403(b)(7) PROGRAM. The Tax-Deferred Annuity Program and Custodial Account offered by the Fund (the "403(b)(7) Program") allows employees of certain tax exempt organizations and schools to have a portion of their compensation set aside for their retirement years in shares held in an investment company custodial account.

     In general, the maximum limit on annual contributions for each employee is the lesser of $30,000 per year (as adjusted by the IRS for cost-of-living increases), 25% of the employee's compensation, or the employee's exclusion allowance specified in Section 403(b) of the Code. However, an employee's salary reduction contributions to a 403(b)(7) Program may not exceed $9,500 a year (as adjusted for cost of living expenses). Amounts contributed by employers on behalf of employees are not taxed to the employees until the time of distribution, except that contributions in excess of permissible amounts may result in adverse tax consequences and penalties. Dividends and capital gains on amounts invested in the 403(b)(7) Program are automatically reinvested in shares of a Fund. It is intended that dividends and capital gains on amounts invested in the 403(b)(7) Program will accumulate tax-free until distribution.

     Employees will receive distributions from their accounts under the 403(b)(7) Program following termination of employment by retirement or at such other time as the employer shall designate, but in no case later than an employee reaching age 65. Withdrawals of contributions prior to age 59 1/2 may result in adverse tax consequences and penalties. Employees will also receive distributions from their accounts under the 403(b)(7) Program in the event they become disabled.


                               INVESTMENT PROGRAMS

     DIVIDEND REINVESTMENT PLAN. Reinvestments of dividends of the Funds will occur on a date selected by the Board of Directors.


     AUTOMATIC EXCHANGE PLAN. Investors may arrange under the Exchange Plan to have DST collect a specified amount once a month or quarter from the investor's account in one of the funds and purchase full and fractional shares of another fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Fund.

     An investor should realize that the Fund's securities are subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

     The expenses of the Automatic Exchange Plan are general expenses of the Fund's and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days notice to DST.

     AUTOMATIC INVESTMENT PLAN. Investors may arrange under the Automatic Investment Plan to have DST collect a specified amount once a month or quarter from the investor's checking account and purchase full and fractional shares of the Funds at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Fund.


     An investor should realize that the Fund's securities are subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

     The expenses of the Automatic Investment Plan are general expenses of the Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days notice to DST.

     AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan is designed to provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of the Fund deposited by the investor under this Plan. Further details of the Automatic Withdrawal Plan are given in the application which is available from DST or the Funds.


     In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit, or purchase for deposit, with DST, agent for the Automatic Withdrawal Plan, shares of Funds having a total value of not less than $10,000 based on the offering price on the date the Application is accepted.

     Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor's Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.


     Periodic checks for a specified amount will be sent to the investor, or any person designated by the investor, monthly or quarterly (January, April, July and October). The Fund will bear the cost of administering the Automatic Withdrawal Plan.

     Redemption of shares of the Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered as an actual yield or income on the investment since part of such payments may be a return of capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

     The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.


     The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days' notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor's death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his or her duly appointed legal representatives.

                                      TAXES

TAXATION OF THE FUND--IN GENERAL


     The Fund intends to elect to be treated and to qualify each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.

     As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its net investment income and short-term capital gains for the taxable year are distributed. However, if for any taxable year the Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute, or be deemed to have distributed, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUND'S INVESTMENTS

     ORIGINAL ISSUE DISCOUNT. For federal income tax purposes, debt securities purchased by the Fund may be treated as having an original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

     Debt securities may be purchased by the Fund at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Fund purchased the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless it makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for them to maintain their status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     OPTIONS AND FUTURES TRANSACTIONS. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Fund makes such investments may be materially limited by these provisions of the Code.

     FOREIGN CURRENCY TRANSACTIONS. Under Section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts that are not "regulated futures contracts," and from unlisted options are treated as ordinary income or loss under Section 988. The Fund may elect to have foreign currency-related regulated futures contracts and listed options subject to ordinary income or loss treatment under Section 988. In addition, in certain circumstances, the Fund may elect capital gain or loss for foreign currency transactions. The rules under
Section 988 may also affect the timing of income recognized by the Fund.

TAXATION OF THE SHAREHOLDERS


     Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period.

     Distributions of net investment income and capital gain net income will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Fund, the amount of the distribution deemed to have been received by participating shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from the Fund equal to the fair market value of such share on the payment date.

     Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of their investment upon distribution which will nevertheless be taxable to them.

     If a shareholder (i) incurs a sales load in acquiring shares in the Fund, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load ("reinvestment right"), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder's gain or loss. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

     The Fund may be required to withhold federal income tax at a rate of 30% from dividends made to any shareholder who fails to furnish a certified taxpayer identification number ("TIN") or who fails to certify that he or she is exempt from such withholding or who the Internal Revenue Service notifies the Fund as having provided the Fund with an incorrect TIN or failed to properly report for federal income tax purposes. Any such withheld amount will be fully creditable on each shareholder's individual federal income tax return.

     The foregoing discussion is a general summary of certain of the current federal income tax laws affecting the Fund and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own advisors regarding the tax consequences, including state and local tax consequences, to them of investment in the Fund.

                               REDEMPTIONS IN KIND

     The Company has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

                                   PERFORMANCE


     From time to time, in reports and sale literature: (1) the Fund's performance or P/E ratio may be compared to: (i) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and Dow Jones Industrial Average so that the investor may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the United States stock market in general; (ii) other groups of mutual funds tracked by: (A) Lipper Analytical Services, Inc., a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as the Wall Street Journal, Business Week, Money Magazine, and Barron's, which provide similar information; (iii) indices of stocks comparable to those in which the particular Fund invests; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund;
(3) other government statistics such as Gross Domestic Product, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; and (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis.

     From time to time advertisements and sales literature may refer to rankings and ratings of the Adviser related to their size, performance, management and/or service as prepared by various trade publications, such as Dalbar, Pensions and Investments, SEI, CDA, Bests, and others.

     The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's average annual returns for certain periods and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance. The Fund's performance may also be ranked by Standard & Poor's Micropal. Micropal's ranking and performance analysis ranks funds on the basis of total return, assuming reinvestment of distribution, but does not take sales charges or redemption fees into consideration and is prepared without regard to tax consequences.

     When Lipper's rankings or performance results are used, the Fund will be compared to Lipper's appropriate fund category by portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. Since the assets in the Fund may change, the Fund may be ranked within one Lipper asset-sized class at one time and in another Lipper asset-size class at some other time. The Lipper rankings and performance analysis ranks funds on the basis of total return, assuming reinvestment of distribution, but does not take sales charges or redemption fees into consideration and is prepared without regard to tax consequences. Lipper also issues a monthly yield analysis for fixed-income funds. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question.

     As noted above, the performance of the Fund may be compared, for example, to the record of the S&P 500 Index, as well as the Russell 2000 Index, the S&P MidCap 400 Index, the Bear Stearns Foreign Bond Index, the NASDAQ Composite Index and the Morgan Stanley Capital International's Europe Australia, Far Eastern ("EAFE") Index. The S&P 500 Index is a well known measure of the price performance of 500 leading larger domestic stocks which represent approximately 80% of the market capitalization of the United States equity market. The NASDAQ Composite Index is comprised of all stocks on NASDAQ's National Market Systems, as well as other NASDAQ domestic equity securities. The NASDAQ Composite Index has typically included smaller, less mature companies representing 10% or 15% of the capitalization of the entire domestic equity market. The EAFE

Index is comprised of more than 900 companies in Europe, Australia and the Far East. All of these indices are unmanaged and capitalization weighted. In general, the securities comprising the NASDAQ Composite Index are more growth oriented and have a somewhat higher beta and P/E ratio than those in the S&P 500 Index.

     The total returns of all indices noted above will show the changes in prices for the stocks in each index. Where applicable, the performance data will assume reinvestment of all capital gains distributions and dividends paid by the stocks in each data base. Tax consequences will not be included in such illustration, nor will brokerage or other fees or expenses of investing be reflected.


     This yield figure represents the net annualized yield based on a specified 30-day (or one month) period assuming a reinvestment and semiannual compounding of income. Yield is calculated by dividing the average daily net investment income per share earned during the specified period by the maximum offering price per share on the last day of the period, according to the following formula:

                YIELD = 2[(A-B/CD + 1)6-1]

      Where:    A  =   dividends and interest earned during the period
                B  =   expenses accrued for the period (net of reimbursement)
                C  =   the average daily number of shares outstanding during
                       the period that were entitled to receive dividends
                D  =   the maximum offering price per share on the last day
                       of the period after adjustment for payment of dividends within 30 days thereafter

     A tax equivalent yield is calculated by dividing that portion of the 30-day yield figure which is tax-exempt by one minus the effective federal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.


     The average annual total return quotation for the Class A shares of the Predecessor Fund (after maximum sales charge) for the 12 months ended December 31, 2001 was (19.23%). The average annual total return quotation for the Predecessor Fund for the 5 years ended December 31, 2001 was 1.03%. The average annual total return quotation for the Predecessor Fund for the 10 years ended December 31, 2001 was 7.49%. The average annual total return quotation for the Fund since the Company's inception on December 1, 1987 through December 31, 2001 was 10.12%. These figures reflect a portion of fees and other expenses of the Company which were waived or assumed during the stated period.

     These average annual total return figures represent the average annual compound rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Fund at the maximum public offering price and the ending value of that account measured by the then current net asset value of the Fund assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Fund when paid. After tax returns are reflected after tax. Total return is calculated by finding the average annual compound rates of return of a hypothetical investment that would compare the initial amount to the ending redeemable value of such investment according to the following formula:



                P(1+T)n = ERV

      Where:    P=      A hypothetical initial payment of $1,000
                T=      Average annual total return
                n=      Number of years
                ERV=    Ending redeemable value of a hypothetical
                        $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period


     The Fund also may advertise non-standardized total return quotations, calculated in the same manner as the quotations stated above, except that the initial value used is the net asset value. Under this total return calculation, the average annual total return quotation for the Predecessor Fund for the 12 months ended December 31, 2001 was (14.31%) . Under this same calculation, the average annual total return quotation for the Predecessor Fund for the 5 years ended December 31, 2001was 2.23%. Under this same calculation, the average annual total return quotation for the Predecessor Fund for the 10 years ended December 31, 2001 was 8.12%.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION. For the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), calculate the Fund's average annual total return (after taxes on distributions) by finding average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                                         n
                                   P(1+T)=ATV
                                             D


P     =    a hypothetical initial payment of $1,000.
T     =    average annual total return (after taxes on distributions).
n     =    number of years.
ATV   =    ending value of a hypothetical $1,000 payment made at the beginning
   D of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION. For the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), calculate the Fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                                         n
                                   P(1+T)=ATV
                                             DR


P     =    a hypothetical initial payment of $1,000.
T     =    average annual total return (after taxes on distributions and redemption).
n     =    number of years.
ATV   =    ending value of a hypothetical $1,000 payment made at the beginning
   DR of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

                           DESCRIPTION OF THE COMPANY




     The Company was incorporated in Maryland on April 27, 1987. Prior to January 1, 2002 the Fund's name was Van Eck/Chubb Funds. On and prior to October 1, 1997 the Fund's name was Chubb Investment Funds, Inc. The Company is composed of two open-end diversified management investment companies, the Van Eck Mid-Cap Value Fund and Van Eck Total Return Fund. In the future, the Company may establish additional funds. Each share of capital stock when issued will be fully paid and non-assessable. Each share of capital stock issued with respect to the Fund has a pro rata interest in the assets of the Fund and is entitled to such dividends and distributions of income belonging to the Fund as are declared by the Board of Directors. Each share of capital stock is entitled to one vote on all matters submitted to a vote of all shareholders of the Company, and fractional shares are entitled to a corresponding fractional vote. Shareholders of the Company will not be entitled to preemptive rights or cumulative voting rights. All shares may be redeemed at any time by the Company.


     As a Maryland corporate entity, the Company is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Company is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the Act; (ii) changing fundamental investment objectives and restrictions of the Fund; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the directors were elected by shareholders. The Company expects that there will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At such time, the directors then in office will call a shareholder meeting for the election of directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Company may remove a director.


                             ADDITIONAL INFORMATION


     CUSTODIAN. Citibank, N.A., 111 Wall Street, New York City, New York 10043, acts as custodian of the Company's assets. Citibank is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Company and performing other administrative duties, all as directed by persons authorized by the Company. Citibank does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Company. The Company, with respect to the Fund, may also appoint from time to time, with the approval of the Company's Board of Directors, qualified domestic sub-custodians for the Fund and foreign sub-custodians qualified under Rule 17f-5 of the Act with respect to certain foreign securities which may be purchased by the Fund.

     INDEPENDENT AUDITORS. Ernst & Young LLP, Five Times Square, New York, NY 10036, has been selected as the independent auditors of the Company.

     COUNSEL. Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Company.


     TRANSFER AGENT. The Company has contracted with DST Systems, Inc. ("DST"), 210 W. 10th St., 8th Floor, Kansas City, Missouri 64105, to act as its transfer agent, registrar, and dividend disbursing agent. DST will service shareholder accounts, and its duties will include: (i) effecting sales redemptions and exchanges of Company shares; (ii) distributing dividends and capital gains associated with Company accounts; and (iii) maintaining account records and responding to shareholder inquiries.

     NAME AND SERVICE MARK. The Van Eck Associates Corporation has granted the Company the right to use the "Van Eck" name and service mark.


CAPITAL STOCK



     The authorized capital stock of the Company consists of 1,000,000,000 shares of common stock, par value $.001, which is divided into two series: Van Eck Mid-Cap Value Fund and Van Eck Total Return Fund. The Funds currently consist of 200,000,000 authorized shares. The Company has the right to issue additional shares without the consent of the shareholders, and may allocate its issued and reissued shares to new Funds.

     The assets received by the Company for the issuance or sale of shares of the Fund and all income, earnings, profits and proceeds thereof are specifically allocated to the Fund. They constitute the underlying assets of the Fund, are required to be segregated on the books of account, and are to be charged with the expenses of the Fund. Each issued and outstanding share in the Fund is entitled to participate equally in dividends and distributions declared with respect to the Fund and in the net assets of the Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.


                              FINANCIAL STATEMENTS



     The financial statements contained in the Company's December 31, 2001 Annual Report to shareholders are incorporated by reference herein. The Annual Report is available at no charge upon written or telephone request to the Company at the address or telephone numbers set forth on the first page of this Statement of Additional Information.

                                    APPENDIX

DESCRIPTION OF INVESTMENT RATINGS

MOODY'S--BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

RATING REFINEMENTS. Moody's may apply numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES. The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4. MIG 1 denotes "best quality, enjoying strong protection from established cash flows." MIG 2 denotes "high quality" with "ample margins of protection." MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades." MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative."


MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S--BOND RATINGS

A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations.

II.  Nature of and provisions of the obligations.

III. Protection afforded by, and relative position of, the obligations in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA. Debt rated  "AAA" has the  highest  rating  assigned  by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A. Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Plus (+) or Minus (-):  The  ratings  from "AA" to "BBB" may be  modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is very strong.

A-2. Capacity  for timely  payment on issues  with this  designation  is strong.
     However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3. Issues  carrying this  designation  have a satisfactory  capacity or timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Standard & Poor's rating categories with respect to certain municipal note issues with a maturity of less than 3 years are as follows:

SP-1. A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

SP-2.     A satisfactory capacity to pay principal and interest.

SP-3. A speculative capacity to pay principal and interest. Standard & Poor's may continue to rate note issues with a maturity greater than 3 years in accordance with the same rating scale currently employed for municipal bond ratings.

                                     PART C

                                OTHER INFORMATION

Item  24.  Financial Statements and Exhibits


           Filed as part of this Prospectus:
             Financial Highlights for the years
             ended, 1997, 1998, 1999, 2000 and 2001.

       (a) Financial Statements

             The financial statements contained in the Company's December 31, 2001 Annual Report to shareholders are incorporated by reference in the Company's Statement Of Additional Information.



       (b) Exhibits


1.   a.   Amended and Restated Articles of Incorporation./2/

     b. Articles Supplementary to the Amended and Restated Articles of Incorporation./6/

     c. Articles Supplementary to the Amended and Restated Articles of Incorporation./8/

     d. Articles Supplementary to the Amended and Restated Articles of Incorporation.

2.   Amended and Restated By-Laws./4/

3.   Not applicable.

4.   a.  Specimen of Certificate of Stock of the Chubb Money Market Fund./1/

     b. Specimen of Certificate of Stock of the Chubb Government Securities Fund./1/

     c.   Specimen of Certificate of Stock of the Chubb Total Return Fund./1/

     d.   Specimen of Certificate of Stock of the Chubb Tax-Exempt Fund./1/

     e.   Specimen of Certificate of Stock of the Chubb Growth and Income
          Fund./5/

     f. Specimen of Certificate of Stock of the Chubb Capital Appreciation Fund./8/

     g.   Specimen of Certificate of Stock of the Chubb Global Income Fund./8/

5.   a.   Investment Management Agreement between Chubb Investment Funds, Inc.,
          Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Money Market Fund./1/

     b. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Money Market Fund./3/

     c. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Government Securities Fund./l/

     d. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Government Securities Fund./3/

     e. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Total Return Fund./l/

     f. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Total Return Fund./3/

     g. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Tax-Exempt Fund./l/

     h. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Tax-Exempt Fund./3/

     i. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Growth Fund, (now known as the Chubb Growth and Income Fund)./l/

     j. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Growth and Income Fund./3/

     k. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Capital Appreciation Fund./8/

     l. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Global Income Fund./8/

     m. Interim Investment Management Agreement between Van Eck Mid Cap Value Fund and Van Eck Associates Corporation. *

     n. Interim Sub-Investment Advisory Agreement among Van Eck Mid Cap Value Fund, Van Eck Associates Corporation and John A. Levin & Co., Inc.*

6.   a.   Fund Distribution Agreement between Van Eck/Chubb Funds, Inc. and Van
          Eck Securities Corporation.

         b.  Specimen Copy of Selling Group Agreement.

7.   Not applicable.

8. Custodial Services Agreement between Chubb Investment Funds, Inc. and Citibank, N.A./l/

9.   a.   Shareholder Services Agreement between Van Eck/Chubb Funds, Inc. and
          DST.

10.  a.   Opinion and Consent of Counsel as to legality of the securities being registered./1/


11.  Consent of Ernst & Young LLP.*


12. Chubb Asset Managers Inc. Code of Ethics. Incorporated by reference to Post-effective amendment No. 17.

13. Stock Subscription Agreement between Chubb Investment Funds, Inc. and Chubb Life Insurance Company of America./1/

15.  Rule 12b-1 Plan./1/

16. Performance Calculation. Incorporated by reference to Post-effective Amendment No. 17.

17.  N/A

19.  Consent of Freedman, Levy, Kroll & Simonds./1/

20. Power of Attorney. Incorporated by reference to Post-effective Amendment No. 17.

21. Stock Subscription Agreement between Chubb Investment Funds, Inc. and Chubb Life Insurance Company of America./10/

22.  Diagram of Subsidiaries of The Chubb Corporation./10/

23.  Price Make-up Sheet./10/

/1/ Incorporated by reference to earlier filing on September 17, 1987, SEC File No. 33-147367, to the exhibit number indicated on that Form N-lA Registration Statement.

/2/ Incorporated by reference to earlier filing on April 28, 1988, SEC File No. 33-147367, to the exhibit number indicated on that Form N-lA Registration Statement.

/3/ Incorporated by reference to earlier filing on April 17, 1989, SEC File No. 33-147367, to the exhibit number indicated on that Form N-lA Registration Statement.

/4/ Incorporated by reference to earlier filing on April 15, 1991, SEC File No. 33-14737, to the exhibit number indicated on that Form N-lA Registration Statement.

/5/ Incorporated by reference to earlier filing on April 22, 1992, SEC File No. 33-14737, to the exhibit number indicated on that Form N-1A Registration Statement.

/6/ Incorporated by reference to earlier filing on April 23, 1994, SEC File No. 33-14737, to the exhibit number indicated on that Form N1-A Registration Statement.

/7/ Incorporated by reference to earlier filing on April 17, 1995, SEC File No. 33-14737, to the exhibit number indicated on that Form N-lA Registration Statement.

/8/ Incorporated by reference to earlier filing on June 16, 1995, SEC File No. 33-14737, to the exhibit number indicated on that Form N-lA Registration Statement.

/9/ Incorporated by reference to Annual Report to Shareholders filed on March 2, 1998, SEC File No. 33-14737.

/10/ Incorporated by reference to earlier filing on April 23, 1997, SEC File No.
     33-14737, to the exhibit number indicated on that Form N-1A Registration Statement.

/11/ Incorporated by reference to earlier filing on Post-Effective Amendment No.
     16.

*Filed herewith.

Item 25. Persons Controlled by or under Common Control with Registrant No person is directly or indirectly controlled by Registrant.

Investment adviser to the Registrant, is a wholly-owned subsidiary of The Chubb Corporation. A diagram of the subsidiaries of The Chubb Corporation as previously filed is incorporated herein by reference.

Item 26.  Number of Holders of Securities


As of April 18, 2002

                                                 (2)
       (1)                                       Number of
       Title of Class                            Record Holders
       --------------                            --------------
       Mid Cap Value                                2268

       Total Return Fund;                           1087

Item 27.  Indemnification

Reference is made to Article VII, Section 10 of the Registrant's Amended and Restated Articles of Incorporation filed herein as Exhibit 1 to this Registration Statement and to Article V of the Registrant's By-Laws filed herein as Exhibit 2 to this Registration Statement. The Articles of Incorporation provide that neither an officer nor director of the Registrant will be liable to the Registrant or its shareholders for monetary damages for breach of fiduciary duty as an officer or director, except to the extent such limitation of liability is not otherwise permitted by law. The By-Laws provide that the Registrant will indemnify its directors and officers to the extent permitted or required by Maryland law. A resolution of the Board of Directors specifically approving payment or advancement of expenses to an officer is required by the By-Laws. Indemnification may not be made if the director or officer has incurred liability by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his/her office ("Disabling Conduct"). The means of determining whether indemnification shall be made are (1) a final decision by a court or other-body before whom the proceeding is brought that the director or officer was not liable by reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the director or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of directors who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the director or officer agrees to repay the advance (if it is determined that he/she is not entitled to the indemnification) and one of three other conditions is satisfied: (1) the director or officer provides security for his/her agreement to repay, (2) the Registrant is insured against loss by reason of lawful advances, or '(3) the directors who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the director or officer will be found entitled to indemnification. The directors and officers are currently covered for liabilities incurred in their capacities as such directors and officers under the terms of a joint liability insurance policy. This policy also covers the directors and officers of the other Van Eck Funds The policy also insures the Registrant, for errors and omissions liabilities.

     Insofar as indemnification for liability arising under the Securities Actof 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue

Item 28.  Business and Other Connections of Investment Adviser

ITEM 28. Business and other Connections of Investment Adviser

Reference is made to Form ADV of Van Eck Associates Corporation (File No. 801-21340), as currently on file with the Securities and Exchange Commission, and to he caption Management in the Registrant's Prospectus and to the captions;The Distributor, Investment Advisory Services; and;Trustees and Officers; in the Registrant's Statement of Additional Information.

ITEM 29. Principal underwriter

(a) Van Eck Securities Corporation, principal underwriter for the Registrant, also distributes shares of Van Eck Worldwide Insurance Trust and Van Eck Funds.

(b) The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation:

NAME AND PRINCIPAL                       POSITION AND OFFICES                   POSITION AND OFFICE
BUSINESS ADDRESS                           WITH UNDERWRITER                       WITH REGISTRANT
------------------                       --------------------                   -------------------
John C. van Eck           Chairman and Director                                   Chairman and Director
 99 Park Avenue
 New York, NY 10016
Jan van Eck               President and Director                                  None
 99 Park Avenue
 New York, NY 10016
Sigrid S. van Eck         Vice President and Assistant Treasurer and Director     None
 575 Park Avenue
 NY, NY 10021
Derek van Eck             Director                                                Vice President
 99 Park Avenue
 New York, NY 10016
Thomas Elwood             Vice President, General Counsel and Secretary           Vice President and Secretary
 99 Park Avenue
 New York, NY 10016
Bruce J. Smith            Vice President and Chief Financial Officer,             Vice President and Treasurer
 99 Park Avenue             Treasurer, Controller
 New York, NY 10016
Susan C. Lashley          Managing Director, Operations                           Vice President
 99 Park Avenue
 New York, NY 10016
Keith Fletcher            Senior Managing Director                                None
 99 Park Avenue
 New York, NY 10016

(c) Not Applicable

Item 30.  Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by
Section 31(a) of the Investment Company Act for the Registrant. These records include records relating to activities of these entities required to be maintained under Rules 31a-1 and 31a-2 of the Investment Company Act, records relating to applicable federal and state tax laws, and records under any other law or administrative rules or procedures applicable to the Registrant. The services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under Investment Company Act and such records will be surrendered promptly on request:


Citibank, N.A., 111 Wall Street, New York, New York 10043 (records relating to activities of the custodian and any subcustodian); Van Eck
Associates 99 Park Avenue, New York, New York 10016 (records relating to activitiesof the investment adviser); Van Eck Securities Corporation, 99 Park Avenue, New York, New York 10016 (records relating to activities of the Distributor); DST Systems, Inc., 210 West 10th Street, 8th Floor, Kansas City, MO 64105 (records relating to the activities of the Transfer Agent), Van Eck Associates Corporation, 99 Park Avenue, New York, New York 10016 (records relating to activities of the Administrator).

Item 31.  Management Services

     Not applicable

Item 32.  Undertakings

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirement of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectivenss of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf of the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 18th day of April 2002.

                                                VAN ECK FUNDS, INC.

                                                By: /s/ John C. van Eck
                                                    John C. van Eck


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

     IN WITNESS WHEREOF, we have hereunto set our hands on the date indicatedbelow.

Signature                        Title                     Date
---------                        -----                     ----

/s/ John C. Van Eck              Chairman                  April 18, 2002
-----------------------
John C. Van Eck


/s/ Bruce J. Smith               Chief Financial Officer   April 18, 2002
-----------------------
Bruce J. Smith


/s/ Jeremy H. Biggs*
-----------------------          Director                  April 18, 2002
Jeremy H. Biggs


/s/ David J. Olderman*           Director                  April 18, 2002
-----------------------
David J. Olderman


/s/ Richard Stamberger*          Director                  April 18, 2002
-----------------------
Richard Stamberger

* Pursuant to Power of Attorney